                                                                      PROSPECTUS
                                                                     MAY 1, 1998

                                   COMPASS I

    The individual flexible payment deferred annuity contracts (the "Contracts") offered by this Prospectus are designed for use in connection with retirement plans which meet the requirements of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code. No Contracts have been issued for use in connection with deferred compensation plans established pursuant to Section 457 of the Code since May 1, 1990. The Contracts are issued by Sun Life Assurance Company of Canada (U.S.) (the "Company"). The Company's Annuity Service Mailing
Address: is c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103.

    The Owner of a Contract may elect to have Contract values accumulated on a fixed basis in the Fixed Account (which is part of the Company's general account and pays interest at a guaranteed fixed rate) or on a variable basis in Sun Life of Canada (U.S.) Variable Account C (the "Variable Account"), a separate account of the Company, or divided among the Fixed Account and the Variable Account. The Variable Account uses its assets to purchase, at net asset value, Class A shares in one or more of the following mutual funds selected by the Owner from among a group of mutual funds advised by Massachusetts Financial Services Company, an affiliate of the Company: MFS-Registered Trademark- Money Market Fund; MFS-Registered Trademark- Government Money Market Fund;
MFS-Registered Trademark- World Governments Fund; MFS-Registered Trademark- Bond Fund; MFS-Registered Trademark- High Income Fund; MFS-Registered Trademark-
Total Return Fund; Massachusetts Investors Trust; MFS-Registered Trademark-Research Fund; Massachusetts Investors Growth Stock Fund;
MFS-Registered Trademark- Growth Opportunities Fund; and
MFS-Registered Trademark- Emerging Growth Fund (the "Mutual Fund(s)" or the "Fund(s)"). If the Owner elects certain forms of an annuity as a retirement benefit, payments may be funded from either the Fixed Account or the Variable Account or from both of the Accounts. Contract values allocated to the Variable Account and annuity payments elected on a variable basis will vary to reflect the investment performance of the Funds selected by the Owner.

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1998 which is incorporated herein by reference. The Statement of Additional Information is available from the Company without charge upon written request to the above address or by telephoning (800) 752-7215. The Table of Contents for the Statement of Additional Information is shown on page 19 of this Prospectus.

THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS CONTAINS THE BASIC INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN A CONTRACT AND IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE MUTUAL FUNDS. YOU SHOULD RETAIN THESE PROSPECTUSES FOR FUTURE REFERENCE.

* ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY THE COMPANY MEANS RECEIPT AT ITS ANNUITY SERVICE MAILING ADDRESS, C/O RETIREMENT PRODUCTS AND SERVICES, P.O. BOX 1024, BOSTON, MASSACHUSETTS 02103.

                               TABLE OF CONTENTS

                                                                            PAGE
Definitions                                                                   2
Synopsis                                                                      3
Expense Summary                                                               4
Condensed Financial Information--Accumulation Unit Values                     6
Financial Statements                                                          6
A Word About the Company, the Variable Account and the Funds                  7
Purchase Payments and Contract Values During Accumulation Period              9
Cash Withdrawals                                                             10
Death Benefit                                                                11
Contract Charges                                                             12
Annuity Provisions                                                           14
Other Contract Provisions                                                    15
Federal Tax Status                                                           17
Distribution of the Contracts                                                18
Legal Proceedings                                                            19
Owner Inquiries                                                              19
Table of Contents for Statement of Additional Information                    19

                                  DEFINITIONS

    The following terms as used in this Prospectus have the indicated meanings:

Accumulation Account:   An account  established for  the Contract  to which  net
Purchase Payments are credited in the form of Accumulation Units.

Accumulation Unit: A unit of measure used in the calculation of the value of the Accumulation Account. There are two types of Accumulation Units: Variable Accumulation Units and Fixed Accumulation Units.

Annuitant:   The person or  persons named in the Contract  and on whose life the first annuity payment is to be made.

Annuity Commencement Date: The date on which the first annuity payment is to be made.

Annuity Unit: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment.

Beneficiary: The person who has the right to the death benefit set forth in the Contract.

Contract Years and Contract Anniversaries: The first Contract Year shall be the period of 12 months plus a part of a month as measured from the date the Contract is issued to the first day of the calendar month which follows the calendar month of issue. All Contract Years and Anniversaries thereafter shall be 12 month periods based upon such first day of the calendar month which follows the calendar month of issue.

Due  Proof  of  Death:    An  original  certified  copy  of  an  official  death
certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

Fixed Account: The Fixed Account consists of all assets of the Company other than those allocated to separate accounts of the Company.

Fixed Annuity:  An annuity with payments which do not vary as to dollar amount.

Owner: The person, persons or entity entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner must be the trustee or custodian of a retirement plan which meets the requirements of
Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code.

Payee:   The recipient of  payments under the Contract.  The term may include an
Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

Purchase Payment (Payment): An amount paid to the Company by the Owner or on the Owner's behalf as consideration for the benefits provided by the Contract.

Sub-Account: That portion of the Variable Account which invests in shares of a specific Mutual Fund.

Valuation  Period:   The period of  time from one  determination of Accumulation
Unit and Annuity Unit values to the next subsequent determination of these values.

Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account.

                                    SYNOPSIS

    Purchase Payments are allocated to Sub-Accounts of the Variable Account or to the Fixed Account or to both Sub-Accounts and the Fixed Account as selected by the Owner. Purchase Payments must total at least $300 for the first Contract Year and each Purchase Payment must be at least $25 (see "Purchase Payments" on page 9). Subject to certain conditions, during the accumulation period the Owner may, without charge, transfer amounts among the Sub-Accounts and between the Sub-Accounts and the Fixed Account (see "Transfers/Conversions of Accumulation Units" on page 10).

    No sales charge is deducted from Purchase Payments; however, if any portion of a Contract's Accumulation Account is surrendered the Company will, with certain exceptions, deduct a 5% withdrawal charge (contingent deferred sales charge) to cover certain expenses relating to the sale of the Contracts. A portion of the Accumulation Account may be withdrawn each year without the assessment of a withdrawal charge and after a Purchase Payment has been held by the Company for five years it may be withdrawn without charge. Also, no withdrawal charge is assessed upon annuitization or upon the transfers/conversions described above (see "Cash Withdrawals" and "Withdrawal Charges" on pages 10 and 13, respectively).

    In the event of the death of the Annuitant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the annuity option elected (see "Death Benefit" on page 11).

    On each Contract Anniversary and on surrender of the Contract for full value, the Company will deduct a contract maintenance charge of $25 from the Accumulation Account to reimburse it for administrative expenses related to the issuance and maintenance of the Contracts. After the Annuity Commencement Date the charge will be deducted pro rata from each annuity payment made during the year (see "Contract Maintenance Charge" on page 12).

    The Company also deducts a mortality and expense risk charge at the end of each Valuation Period, equal to an annual rate of 1.30% of the daily net assets of the Variable Account, for mortality and expense risks assumed by the Company (see "Mortality and Expense Risk Charge" on page 12).

    Premium taxes payable to any governmental entity will be charged against the Contracts (see "Premium Taxes" on page 13).

    Annuity payments will begin on the Annuity Commencement Date. The Owner selects the Annuity Commencement Date, frequency of payments, and the annuity option (see "Annuity Provisions" on page 14).

    If the Owner is not satisfied with the Contract it may be returned to the Company at its Annuity Service Mailing Address within ten days after it was delivered to the Owner. When the Company receives the returned Contract it will be cancelled and the full amount of any Purchase Payment(s) received by the Company will be refunded.

    ANY PERSON CONTEMPLATING THE PURCHASE OF A CONTRACT SHOULD CONSULT A QUALIFIED TAX ADVISER.

                                EXPENSE SUMMARY

    The purpose of the following table is to help Owners and prospective purchasers to understand the costs and expenses that are borne, directly and indirectly, by Contract Owners. The table reflects expenses of the Variable Account as well as of the Funds. The expense information for certain Funds has been restated to reflect current fees. The information set forth should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES                       MCM     MCG     MWG     MFB     MFH     MTR     MIT     MFR     MIG
-------------------------------------------------------  -----   -----   -----   -----   -----   -----   -----   -----   -----

Sales Load Imposed on Purchases........................     0       0       0       0       0       0       0       0       0
Deferred Sales Load (as a percentage of Purchase
 Payments withdrawn)(1)
  Years Payment in Account

    0-5................................................     5%      5%      5%      5%      5%      5%      5%      5%      5%

    more than 5........................................     0%      0%      0%      0%      0%      0%      0%      0%      0%

Exchange Fee...........................................     0       0       0       0       0       0       0       0       0
ANNUAL CONTRACT FEE
-------------------------------------------------------  -----------------$25 per Contract -----------------
                                                         -----------------$25 per Contract -----------------
SEPARATE ACCOUNT ANNUAL EXPENSES
-------------------------------------------------------
(as a percentage of average separate account assets)

Mortality and Expense Risk Fees........................  1.30%   1.30%   1.30%   1.30%   1.30%   1.30%   1.30%   1.30%   1.30%

Other Account Fees and Expenses........................  0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%   0.00%

Total Separate Account Annual Expenses.................  1.30%   1.30%   1.30%   1.30%   1.30%   1.30%   1.30%   1.30%   1.30%
FUND ANNUAL EXPENSES
-------------------------------------------------------
(as a percentage of Fund average net assets)

Management Fees........................................  0.48%   0.45%   0.75%   0.40%   0.46%   0.36%   0.22%   0.34%   0.28%

Other Expenses(2)......................................  0.32%   0.42%   0.60%   0.64%   0.53%   0.59%   0.52%   0.62%   0.53%

Total Fund Annual Expenses.............................  0.80%   0.87%   1.35%   1.04%   0.99%   0.95%   0.74%   0.96%   0.81%

CONTRACT OWNER TRANSACTION EXPENSES                       MGO     MEG
-------------------------------------------------------  -----   -----
Sales Load Imposed on Purchases........................     0       0
Deferred Sales Load (as a percentage of Purchase
 Payments withdrawn)(1)
  Years Payment in Account
    0-5................................................     5%      5%
    more than 5........................................     0%      0%
Exchange Fee...........................................     0       0
ANNUAL CONTRACT FEE
-------------------------------------------------------

SEPARATE ACCOUNT ANNUAL EXPENSES
-------------------------------------------------------
(as a percentage of average separate account assets)
Mortality and Expense Risk Fees........................  1.30%   1.30%
Other Account Fees and Expenses........................  0.00%   0.00%
Total Separate Account Annual Expenses.................  1.30%   1.30%
FUND ANNUAL EXPENSES
-------------------------------------------------------
(as a percentage of Fund average net assets)
Management Fees........................................  0.42%   0.71%
Other Expenses(2)......................................  0.38%   0.51%
Total Fund Annual Expenses.............................  0.80%   1.22%

------------
(1) A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge.

(2) Other expenses for all of the Funds except MCM and MCG include annualized fees assessed under Distribution Plans adopted pursuant to Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder (see the Funds' prospectuses). The Distribution Plans commenced on the following dates: MTR and MWG, October 1, 1989, MIT, January 2, 1991 and MFB, MFH, MFR, MIG, MGO and MEG, March 1, 1991.

                                    EXAMPLE

    If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
MCM.....................................   $67      $114      $163       $253
MCG.....................................   $68      $116      $167       $261
MWG.....................................   $73      $130      $190       $308
MFB.....................................   $70      $121      $175       $278
MFH.....................................   $69      $120      $173       $273
MTR.....................................   $69      $118      $171       $269
MIT.....................................   $67      $112      $160       $248
MFR.....................................   $69      $119      $171       $270
MIG.....................................   $67      $114      $164       $255
MGO.....................................   $67      $114      $163       $253
MEG.....................................   $72      $126      $184       $295

    If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                          ------   -------   -------   --------
MCM.....................................   $22      $ 69      $118       $253
MCG.....................................   $23      $ 71      $122       $261
MWG.....................................   $28      $ 85      $145       $308
MFB.....................................   $25      $ 76      $130       $278
MFH.....................................   $24      $ 75      $128       $273
MTR.....................................   $24      $ 73      $126       $269
MIT.....................................   $22      $ 67      $115       $248
MFR.....................................   $24      $ 74      $126       $270
MIG.....................................   $22      $ 69      $119       $255
MGO.....................................   $22      $ 69      $118       $253
MEG.....................................   $27      $ 81      $139       $295

    THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

    The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.

                                                                YEAR ENDED DECEMBER 31,
                      ------------------------------------------------------------------------------------------------------------
                        1988       1989       1990       1991       1992       1993       1994       1995       1996       1997
                      ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
MIT
  Unit Value:
    Beginning of
     period           $ 18.6638  $ 20.3467  $ 27.3399  $ 26.9745  $ 34.0429  $ 36.0967  $ 39.2065  $ 38.3097  $ 52.6746  $ 65.4965
    End of period     $ 20.3467  $ 27.3399  $ 26.9745  $ 34.0429  $ 36.0967  $ 39.2065  $ 38.3097  $ 52.6746  $ 65.4965  $ 85.1160
  Units outstanding
   end of period:       386,881    367,624    366,752    316,483    299,263    263,601    233,419    228,398    211,924    191,532
MIG
  Unit Value:
    Beginning of
     period           $ 15.4097  $ 15.8380  $ 21.2145  $ 19.9645  $ 29.1252  $ 30.6143  $ 34.5944  $ 31.8549  $ 40.3897  $ 48.9432
    End of period     $ 15.8380  $ 21.2145  $ 19.9645  $ 29.1252  $ 30.6143  $ 34.5944  $ 31.8549  $ 40.3897  $ 48.9432  $ 71.6206
  Units outstanding
   end of period        317,516    292,277    264,246    234,979    237,389    210,268    191,666    183,386    137,226    116,839
MTR
  Unit Value:
    Beginning of
     period           $ 19.5387  $ 22.1974  $ 26.9600  $ 26.0022  $ 31.2350  $ 33.9389  $ 38.5828  $ 37.0619  $ 46.4569  $ 52.6180
    End of period     $ 22.1974  $ 26.9600  $ 26.0022  $ 31.2350  $ 33.9389  $ 38.5828  $ 37.0619  $ 46.4569  $ 52.6180  $ 62.6622
  Units outstanding
   end of period        985,669  1,022,129  1,028,444    761,746    699,832    646,262    580,826    502,308    445,574    376,845
MGO
  Unit Value:
    Beginning of
     period           $ 14.5019  $ 15.6008  $ 19.7926  $ 18.6788  $ 22.6160  $ 24.0443  $ 27.4921  $ 26.0211  $ 34.5473  $ 41.5395
    End of period     $ 14.5019  $ 15.6008  $ 19.7926  $ 18.6788  $ 22.6160  $ 24.4921  $ 26.0211  $ 34.5473  $ 41.5395  $ 50.5718
  Units outstanding
   end of period      2,727,497  2,184,592  1,827,215  1,517,720  1,303,035  1,126,904    952,138    835,555    752,698    682,668
MFR
  Unit Value:
    Beginning of
     period           $ 16.4422  $ 17.8986  $ 22.2941  $ 20.6700  $ 27.1037  $ 29.7380  $ 35.7429  $ 35.2820  $ 48.2543  $ 59.3112
    End of period     $ 17.8986  $ 22.2941  $ 20.6700  $ 27.1037  $ 29.7380  $ 35.7429  $ 35.2820  $ 48.2543  $ 59.3112  $ 70.5612
  Units outstanding
   end of period        532,334    435,924    340,420    285,749    253,146    232,537    189,988    158,916    143,843    129,195
MFB
  Unit Value:
    Beginning of
     period           $ 17.0748  $ 18.2668  $ 20.4642  $ 21.4953  $ 25.2705  $ 26.5208  $ 29.8082  $ 27.9595  $ 33.5161  $ 34.3871
    End of period     $ 18.2668  $ 20.4642  $ 21.4953  $ 25.2705  $ 26.5208  $ 29.8082  $ 27.9595  $ 33.5161  $ 34.3871  $ 37.4559
  Units outstanding
   end of period        648,976    689,054    577,242    461,410    421,711    368,774    233,449    226,571    186,637    158,314
MCM
  Unit Value:
    Beginning of
     period           $ 13.7848  $ 14.5714  $ 15.6562  $ 16.6504  $ 17.3549  $ 17.6517  $ 17.8424  $ 18.2359  $ 18.9505  $ 19.5956
    End of period     $ 14.5714  $ 15.6562  $ 16.6504  $ 17.3549  $ 17.6517  $ 17.8424  $ 18.2359  $ 18.9505  $ 19.5956  $ 20.2949
  Units outstanding
   end of period      2,081,739  1,661,689  1,574,435  1,090,472    646,162    512,329    480,850    371,369    401,141    301,313
MCG
  Unit Value:
    Beginning of
     period           $ 13.5212  $ 14.2436  $ 15.2737  $ 16.1947  $ 16.8311  $ 17.1053  $ 17.2531  $ 17.5882  $ 18.2642  $ 18.8643
    End of period     $ 14.2436  $ 15.2737  $ 16.1947  $ 16.8311  $ 17.1053  $ 17.2531  $ 17.5882  $ 18.2642  $ 18.8643  $ 19.4875
  Units outstanding
   end of period        740,766    545,293    538,594    375,155    218,074    162,009    139,248    108,206     73,345     68,686
MFH
  Unit Value:
    Beginning of
     period           $ 17.4636  $ 19.3661  $ 18.7620  $ 15.1874  $ 22.6883  $ 26.2356  $ 30.9007  $ 29.6848  $ 34.3557  $ 38.2245
    End of period     $ 19.3661  $ 18.7620  $ 15.1874  $ 22.6883  $ 26.2356  $ 30.9007  $ 29.6848  $ 34.3557  $ 38.2245  $ 42.8235
  Units outstanding
   end of period      1,428,696  1,079,466    624,184    515,396    450,376    408,637    339,549    264,391    229,079    200,252
MWG
  Unit Value:
    Beginning of
     period           $ 21.0147  $ 21.6384  $ 22.9549  $ 26.7105  $ 29.9468  $ 29.9680  $ 34.9430  $ 32.3034  $ 36.8194  $ 38.3007
    End of period     $ 21.6384  $ 22.9549  $ 26.7105  $ 29.9468  $ 29.9680  $ 34.9430  $ 32.3034  $ 36.8194  $ 38.3007  $ 37.9444
  Units outstanding
   end of period        341,247    248,462    227,935    200,763    157,841    125,704    101,661     83,177     70,278     55,822
MEG
  Unit Value:
    Beginning of
     period           $ 11.3094  $ 12.8148  $ 15.9033  $ 13.8995  $ 23.3793  $ 24.8430  $ 31.1131  $ 32.2107  $ 44.8831  $ 50.8597
    End of period     $ 12.8148  $ 15.9033  $ 13.8995  $ 23.3793  $ 24.8430  $ 31.1131  $ 32.2107  $ 44.8831  $ 50.8597  $ 60.5646
  Units outstanding
   end of period      1,012,310    830,401    585,909    511,153    439,127    405,542    390,605    372,726    321,077    280,589

                              FINANCIAL STATEMENTS

    Financial Statements of the Variable Account and the Company are included in the Statement of Additional Information.

          A WORD ABOUT THE COMPANY, THE VARIABLE ACCOUNT AND THE FUNDS

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

    The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada M5H 1J9, a mutual life insurance company incorporated in Canada in 1865.

THE VARIABLE ACCOUNT

    Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") was established as a separate account of the Company on March 31, 1982 pursuant to a resolution of its Board of Directors. The Variable Account meets the definition of a separate account under the federal securities laws and is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains or losses of the Company. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business conducted by the Company, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

    The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the Funds described below.

THE MUTUAL FUNDS

    All amounts allocated to the Variable Account will be used to purchase Fund shares as designated by the Owner at their net asset value. Any and all distributions made by the Funds with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, administrative charges, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

    A summary of the investment objectives of each Fund is contained in the description below. More detailed information may be found in the current prospectuses of the Funds and their Statements of Additional Information. A prospectus for each Fund must accompany this Prospectus and should be read in conjunction herewith.

MFS-REGISTERED TRADEMARK- MONEY MARKET FUND ("MCM")
AND MFS-REGISTERED TRADEMARK- GOVERNMENT MONEY MARKET FUND ("MCG")

    MCM and MCG seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. MCM and MCG are separate series of MFS Series Trust IV. Each represents a separate diversified portfolio with separate investment policies.

    MCM invests primarily in money market instruments, including U.S. Government securities and repurchase agreements collateralized by such securities, obligations of the larger banks, prime commercial paper and high quality corporate obligations.

    MCG invests only in securities issued or guaranteed by the U.S. Treasury or agencies or instrumentalities of the U.S. Government (repurchase agreements collateralized by such securities).

MFS-REGISTERED TRADEMARK- WORLD GOVERNMENTS FUND ("MWG")

    MWG will seek income and capital appreciation. The Fund invests, under normal conditions, at least 65% of its total assets in debt securities issued or guaranteed by a U.S. or foreign governmental issuer and may invest up to 35% in debt securities issued by nongovernmental issuers.

MFS-REGISTERED TRADEMARK- BOND FUND ("MFB")

    MFB will invest a major portion of its assets in "investment grade" debt securities. Its primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. A secondary objective is to protect shareholders' capital.

MFS-REGISTERED TRADEMARK- HIGH INCOME FUND ("MFH")

    MFH will seek high current income by investing primarily in a diversified portfolio of fixed income securities, some of which may involve equity features. Capital growth, if any, is a consideration incidental to the investment objective of high current income. Securities offering the high current income sought by the Fund (commonly known as "junk bonds") are ordinarily in the lower rating categories of recognized rating agencies or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Fund may invest up to 100% of its net assets in such securities. Accordingly, an investment in the Fund may not be appropriate for all investors.

MFS-REGISTERED TRADEMARK- TOTAL RETURN FUND ("MTR")

    MTR will seek to obtain above-average income (compared to a portfolio invested entirely in equity securities) consistent with prudent employment of capital. While current income is the primary objective, the Fund believes that there also should be a reasonable opportunity for growth of capital and income, since many securities offering a better-than-average yield may also possess growth potential. Under normal market conditions, MTR will invest at least 25% of its assets in fixed income securities and at least 40% but no more than 75% of its assets in equity securities.

MASSACHUSETTS INVESTORS TRUST ("MIT")

    MIT will seek to provide reasonable current income and long-term growth of capital and income. The Fund is believed to constitute a conservative medium for that portion of an investor's capital which the investor wishes to have invested in securities considered to be of high or improving investment quality. The assets of the Fund are normally invested in equity securities. However, the Fund may hold its assets in cash or invest in commercial paper, repurchase agreements or other forms of debt securities either to provide reserves for future purchases of common stock or as a defensive measure in certain economic environments.

MFS-REGISTERED TRADEMARK- RESEARCH FUND ("MFR")

    MFR will seek to provide long-term growth of capital and future income by investing a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income.

MASSACHUSETTS INVESTORS GROWTH STOCK FUND ("MIG")

    MIG will seek to provide long-term growth of capital and future income rather than current income by investing (except for working cash balances) in the common stocks, or securities convertible into common stocks, of companies believed to possess better-than-average prospects for long-term growth. Emphasis is placed on the selection of progressive, well-managed companies.

MFS-REGISTERED TRADEMARK- GROWTH OPPORTUNITIES FUND ("MGO")

    MGO (formerly Massachusetts Capital Development Fund ("MCD")) will seek growth of capital. Dividend income, if any, is a consideration incidental to the objective of growth of capital. The Fund maintains a flexible approach towards types of companies as well as types of securities, depending upon the economic environment and the relative attractiveness of the various securities markets. Generally emphasis is placed upon companies believed to possess above average growth opportunities.

MFS-REGISTERED TRADEMARK- EMERGING GROWTH FUND ("MEG")

    MEG will seek long-term growth of capital by investing primarily in common stocks of companies that are early in their life cycle, but which have the potential to become major enterprises (i.e. emerging growth companies). Investments in emerging growth companies are generally more volatile in price and involve higher risk than investments in more established companies.

        PURCHASE PAYMENTS AND CONTRACT VALUES DURING ACCUMULATION PERIOD

PURCHASE PAYMENTS

    All Purchase Payments are to be paid to the Company at its Annuity Service Mailing Address. Purchase Payments may be made annually, semi-annually, quarterly, monthly or on any other frequency acceptable to the Company. Unless the Contract has been surrendered, Purchase Payments may be made at any time during the life of the Annuitant and before the Annuity Commencement Date. The amount of Purchase Payments may vary; however, Purchase Payments must total at least $300 for the first Contract Year, and each Purchase Payment must be at least $25. In addition, the prior approval of the Company is required before it will accept a Purchase Payment which would cause the value of a Contract's Accumulation Account to exceed $1,000,000. If the value of a Contract's Accumulation Account exceeds $1,000,000, no additional Purchase Payments will be accepted without prior approval.

    Completed application forms, together with the initial Purchase Payment, are forwarded to the Company. Upon acceptance, the Contract is issued to the Owner and the initial Purchase Payment is credited to the Contract in the form of Accumulation Units. The initial Purchase Payment must be applied within two business days of receipt of a completed application. The Company may retain the Purchase Payment for up to five business days while attempting to complete an incomplete application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company's retaining the Purchase Payment until the application is made complete. Thereafter, the Purchase Payment will be applied within two business days. All subsequent Purchase Payments must be applied using the Accumulation Unit values for the Valuation Period during which the Purchase Payment is received by the Company.

    The Company will establish an Accumulation Account for each Contract. The Contract's Accumulation Account value for any Valuation Period is equal to the variable accumulation value, if any, plus the fixed accumulation value, if any, for that Valuation Period. The variable accumulation value is equal to the sum of the value of all Variable Accumulation Units credited to the Contract's Accumulation Account.

    Each net Purchase Payment will be allocated to either the Fixed Account (see Appendix A to the Statement of Additional Information for a description of the Fixed Account) or to Sub-Accounts of the Variable Account or to both Sub-Accounts and the Fixed Account in accordance with the allocation factors specified by the Owner in the application or as subsequently changed. Upon receipt of a Purchase Payment, all or that portion, if any, of the net Purchase Payment to be allocated to the Sub-Accounts will be credited to the Accumulation Account in the form of Variable Accumulation Units. The number of particular Variable Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Sub-Account by the Variable Accumulation Unit value for the particular Sub-Account for the Valuation Period during which the Purchase Payment is received.

    The Variable Accumulation Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The
Variable  Accumulation  Unit  value  for  the  particular  Sub-Account  for  any subsequent Valuation Period is determined by methodology which is the mathematical equivalent of multiplying the Variable Accumulation Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor for the particular Sub-Account for such subsequent Valuation Period. The Variable Accumulation Unit value for each Sub-Account for any Valuation Period is determined at the end of the particular Valuation Period and may increase, decrease or remain constant from Valuation Period to Valuation Period, depending upon the investment performance of the Fund in which the Sub-Account is invested, and the expenses and charges deducted from the Variable Account.

NET INVESTMENT FACTOR

    The Net Investment Factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one; therefore the value of a Variable Accumulation Unit may increase, decrease or remain the same.

    The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

    (a) is the net result of:

        (1) the net asset value of a Fund share held in the Sub-Account determined as of the end of the Valuation Period, plus

        (2) the per share amount of any dividend or other distribution declared by the Fund issuing the shares held in the Sub-Account if the "ex-dividend" date occurs during the Valuation Period, plus or minus

        (3) a per share credit or charge with respect to any taxes paid, or reserved for by the Company during the Valuation Period which are determined by the Company to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

    (b) is the net asset value of a Fund share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

    (c) is the risk charge factor determined by the Company for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

TRANSFERS/CONVERSIONS OF ACCUMULATION UNITS

    During the  accumulation  period  the  Owner may  convert  the  value  of  a designated number of Fixed Accumulation Units then credited to a Contract's Accumulation Account into Variable Accumulation Units of particular Sub-Accounts having an equal aggregate value, or convert the value of a designated number of Variable Accumulation Units into other Variable Accumulation Units and/or Fixed Accumulation Units having an equal aggregate value. These transfers/conversions are subject to the following conditions: (1) conversions involving Fixed Accumulation Units may be made only during the 45 day period before and the 45 day period after each Contract Anniversary; (2) not more than 12 conversions may be made in any Contract Year; and (3) the value of Accumulation Units converted may not be less than $1,000 unless all of the Fixed Accumulation Units or all of the Variable Accumulation Units of a particular Sub-Account credited to the Accumulation Account are being converted. In addition, these transfers/conversions shall be subject to such terms and conditions as may be imposed by each Fund. The conversion will be made using the Accumulation Unit values for the Valuation Period during which the request for conversion is received by the Company. Conversions may be made pursuant to telephoned instructions.

                                CASH WITHDRAWALS

    At any time before the Annuity Commencement Date and during the lifetime of the Annuitant, the Owner may elect to receive a cash withdrawal payment from the Company. Any such election shall specify the amount of the withdrawal and will be effective on the date that it is received by the Company. For withdrawals in excess of $5,000 the Company may require a signature guarantee. The withdrawal will result in the cancellation of Accumulation Units with an aggregate value equal to the dollar amount of the cash withdrawal payment plus, if applicable, the contract maintenance charge and any withdrawal charge. Unless instructed to the contrary, the Company will cancel Fixed Accumulation Units and Variable Accumulation Units of the particular Sub-Accounts on a pro rata basis reflecting the existing composition of the Contract's Accumulation Account. If a partial withdrawal is requested which would leave an Accumulation Account value of less than the contract maintenance charge, then such partial withdrawal will be treated as a full surrender. Under certain conditions, the Company will assess a withdrawal charge if a cash withdrawal payment is made. The amount of any withdrawal charge and the conditions under which the charge will apply are discussed under "Withdrawal Charges". Any cash withdrawal payment will be paid within seven days from the date the election becomes effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940. Deferment is currently permissible only (1) for any period
(a) during which the New York Stock Exchange is closed other than customary week-end and holiday closings, or (b) during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission,
(2) for any period during which an emergency exists as a result of which (a) disposal of securities held by the Funds is not reasonably practicable, or (b) it is not reasonably practicable to determine the value of the net assets of the Funds, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders.

    Since the Contracts will be issued only in connection with retirement plans which meet the requirements of Section 401 or Section 408 (excluding Section 408(b)) of the Internal Revenue Code, reference should be made to the terms of the particular retirement plan for any limitations or restrictions on cash withdrawals. The tax consequences of a cash withdrawal payment should be carefully considered (see "Federal Tax Status").

                                 DEATH BENEFIT

    In the event of the death of the Annuitant prior to the Annuity Commencement Date, the Company will pay a death benefit to the Beneficiary. If the death of the Annuitant occurs on or after the Annuity Commencement Date, no death benefit will be payable under the Contract except as may be provided under the annuity option elected.

    During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Owner may elect to have the value of the Accumulation Account applied under one or more annuity options to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee after the death of the Annuitant. If no election of a method of settlement of the death benefit by the Owner is in effect on the date of death of the Annuitant, the Beneficiary may elect (a) to receive the death benefit in the form of a cash payment; or (b) to have the value of the Accumulation Account applied under one or more of the annuity options (on the Annuity Commencement Date described under "Payment of Death Benefit") to effect a Variable Annuity or a Fixed Annuity or a combination of both for the Beneficiary as Payee. If an election by the Beneficiary is not received by the Company within 60 days following the date Due Proof of Death of the Annuitant and any required release or consent is received, the Beneficiary will be deemed to have elected a cash payment as of the last day of the 60 day period.

    In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any limitations or restrictions on the election of a method of settlement and payment of the death benefit.

PAYMENT OF DEATH BENEFIT

    If the death benefit is to be paid in cash to the Beneficiary, payment will be made within seven days of the date the election becomes effective or is deemed to become effective, except as the Company may be permitted to defer such payment in accordance with the Investment Company Act of 1940 under the circumstances described under "Cash Withdrawals." If the death benefit is to be paid in one sum to the Owner, or to the estate of the deceased Annuitant, payment will be made within seven days of the date Due Proof of Death of the Annuitant, and the Beneficiary is received. If settlement under one or more of the annuity options is elected by the Owner, the Annuity Commencement Date will be the first day of the second calendar month following receipt of Due Proof of Death of the Annuitant and the Beneficiary, if any. In the case of an election by the Beneficiary, the Annuity Commencement Date will be the first day of the second calendar month following the effective date of the election. An Annuity Commencement Date later than that described above may be elected by an Owner or Beneficiary provided that such date is (a) the first day of a calendar month, and (b) not later than the first day of the first month following the 85th birthday of the Beneficiary or other Payee designated by the Owner, as the case may be, unless otherwise restricted by the particular retirement plan or by applicable law (see "Annuity Commencement Date").

AMOUNT OF DEATH BENEFIT

    The death benefit is equal to the greatest of: (1) the value of the Contract's Accumulation Account, (2) the total Purchase Payments made under the Contract reduced by all withdrawals or (3) the value of the Contract's Accumulation Account on the fifth (5th) Contract Anniversary, adjusted for any Purchase Payments or cash withdrawal payments made and contract charges assessed subsequent to such fifth (5th) Contract Anniversary. The Accumulation Unit values used in determining the amount of the death benefit under (1) above will be the values for the Valuation Period during which Due Proof of Death of the Annuitant is received by the Company if settlement is elected by the Owner under one or more of the annuity options or, if no election by the Owner is in effect, either the values for the Valuation Period during which an election by the Beneficiary is effective or the values for the Valuation Period during which Due Proof of Death of both the Annuitant and the designated Beneficiary is received by the Company if the amount of the death benefit is to be paid in one sum to the deceased Owner/Annuitant's estate.

                                CONTRACT CHARGES

    Contract charges may be assessed under the Contracts as follows:

CONTRACT MAINTENANCE CHARGE

    On each Contract Anniversary and on surrender of the Contract for full value on other than the Contract Anniversary, the Company deducts from the Accumulation Account a contract maintenance charge of $25 to reimburse it for administrative expenses relating to the issuance and maintenance of the Contract. The contract maintenance charge will be deducted in equal amounts from the Fixed Account and each Sub-Account in which the Owner has Accumulation Units at the time of such deduction. On the Annuity Commencement Date the value of the Contract's Accumulation Account will be reduced by a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, the contract maintenance charge will be deducted pro rata from each annuity payment made during the year.

    The amount of the contract maintenance charge may not be increased by the Company. The Company reserves the right to reduce the amount of the contract maintenance charge for groups of participants with individual Contracts under an employer's retirement program in situations in which the size of the group and established administrative efficiencies contribute to a reduction in administrative expenses. The Company does not expect to make a profit from the contract maintenance charge.

MORTALITY AND EXPENSE RISK CHARGE

    The mortality and expense risks assumed by the Company are the risks that Annuitants may live for a longer period of time than estimated by the Company in establishing the guaranteed annuity rates incorporated into the Contract, and the risk that administrative charges assessed under the Contracts may be insufficient to cover actual administrative expenses incurred by the Company.

    For assuming these risks, the Company makes a deduction from the Variable Account at the end of each Valuation Period during both the accumulation period and after annuity payments begin at an effective annual rate of 1.30%. The rate of this deduction may be changed annually but in no event may it exceed 1.30% on an annual basis. If the deduction is insufficient to cover the actual cost of the mortality and expense risk undertaking, the Company will bear the loss. Conversely, if the deduction proves more than sufficient, the excess will be profit to the Company and would be available for any proper corporate purpose including, among other things, payment of distribution expenses. If the withdrawal charges described below prove insufficient to cover expenses associated with the distribution of the Contracts, the deficiency will be met from the Company's general corporate funds, which may include amounts derived from the mortality and expense risk charges.

WITHDRAWAL CHARGES

    No sales charges are deducted from Purchase Payments. However, a withdrawal charge (contingent deferred sales charge), when applicable, will be assessed to reimburse the Company for certain expenses relating to the distribution of the Contracts, including commissions, costs of preparation of sales literature and other promotional costs and acquisition expenses.

    A portion of the Accumulation Account value may be withdrawn each year without imposition of any withdrawal charge, and after a Purchase Payment has been held by the Company for five years it may be withdrawn free of any withdrawal charge. In addition, no withdrawal charge is assessed upon annuitization or upon the transfer of Accumulation Account values among the Sub-Accounts or between the Sub-Accounts and the Fixed Account.

    All other full or partial withdrawals are subject to a withdrawal charge equal to 5% of the amount withdrawn which is subject to the charge. The charge will be applied as follows:

       (1) Old Payments, new Payments and accumulated value: With respect to a particular Contract Year, "new Payments" are those Payments made in that Contract Year or in the four immediately preceding Contract Years; "old Payments" are those Payments not defined as new Payments; and "accumulated value" is the value of the Accumulation Account less the sum of old and new Payments.

       (2) Order of liquidation: To effect a full surrender or partial withdrawal, the oldest previously unliquidated Payment will be deemed to have been liquidated first, then the next oldest, and so forth. Once all old and new Payments have been withdrawn, additional amounts withdrawn will be attributed to accumulated value.

       (3) Maximum free withdrawal amount: The maximum amount that can be withdrawn without a withdrawal charge in a Contract Year is equal to the sum of (a) any old Payments not already liquidated; and (b) 10% of any new Payments, irrespective of whether these new Payments have been liquidated.

       (4) Amount subject to withdrawal charge: The amount subject to the withdrawal charge will be the excess, if any, of (a) amounts liquidated from old and new Payments over (b) the remaining maximum free withdrawal amount at the time of the withdrawal.

    In no event shall the aggregate withdrawal charges assessed against a Contract exceed 5% of the aggregate Purchase Payments made under the Contract (see Appendix C in the Statement of Additional Information for examples of withdrawals and withdrawal charges).

PREMIUM TAXES

    A deduction, when applicable, is made for premium taxes or similar state or local taxes. The amount of such applicable tax varies by jurisdiction and is subject to change by the legislature or other authority. In many jurisdictions, there is no premium tax at all. The Company believes that such premium taxes or similar taxes currently range from 0% to 3.5%. For more complete information, a tax adviser should be consulted. It is currently the Company's policy to deduct the tax from the amount applied to provide an annuity at the time annuity payments commence; however, the Company reserves the right to deduct such taxes on or after the date they are incurred.

CHARGES OF THE FUNDS

    The Variable Account purchases shares of the Funds at net asset value. The net asset value of these shares reflects investment management fees, Rule 12b-1 (i.e. distribution plan) fees and expenses (including, but not limited to, compensation of trustees/directors, governmental expenses, interest charges, taxes, fees of auditors, legal counsel, transfer agent and custodian, transactional expenses and brokerage commissions) already deducted from the assets of the Funds. These fees and expenses are more fully described in the Funds' prospectuses and statements of additional information.

                               ANNUITY PROVISIONS

ANNUITY COMMENCEMENT DATE

    Annuity payments under a Contract will begin on the Annuity Commencement Date which is selected by the Owner at the time the Contract is applied for. This date may be changed by the Owner as provided in the Contract; however, the new Annuity Commencement Date must be the first day of a month and not later than the first day of the first month following the Annuitant's 85th birthday, unless otherwise limited or restricted by the particular retirement plan or by applicable law. In most situations, current law requires that the Annuity Commencement Date be no later than April 1 following the year the Annuitant reaches age 70 1/2 and the particular retirement plan may impose additional limitations. The Annuity Commencement Date may also be changed by an election of an annuity option as described under "Death Benefit".

    On the Annuity Commencement Date the Contract's Accumulation Account will be cancelled and its adjusted value will be applied to provide an annuity. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge (see "Contract Maintenance Charge"). No cash withdrawals will be permitted after the Annuity Commencement Date except as may be available under the annuity option elected.

ANNUITY OPTIONS

    Unless restricted by the particular retirement plan or any applicable legislation, during the lifetime of the Annuitant and prior to the Annuity Commencement Date the Owner may elect one or more of the annuity options described below or such other settlement option as may be agreed to by the Company for the Annuitant as Payee. Annuity options may also be elected by the Owner or the Beneficiary, as provided under "Death Benefit." The Owner may not change any election after 30 days prior to the Annuity Commencement Date, and no change of annuity option is permitted after the Annuity Commencement Date. If no election is in effect on the 30th day prior to the Annuity Commencement Date, Annuity Option B, for a Life Annuity with 120 monthly payments certain, will be deemed to have been elected.

    Any election may specify the proportion of the adjusted value of the Contract's Accumulation Account to be applied to the Fixed Account and the Sub-Accounts. In the event the election does not so specify, then the portion of the adjusted value of the Accumulation Account to be applied to the Fixed Account and the Sub-Accounts will be determined on a pro rata basis from the composition of the Accumulation Account on the Annuity Commencement Date.

    Annuity Options A, B and C are available to provide either a Fixed Annuity or a Variable Annuity. Annuity options D and E are available only to provide a Fixed Annuity.

Annuity Option A. Life Annuity: Monthly payments during the lifetime of the Payee. This option offers a higher level of monthly payments than options B or C because no further payments are payable after the death of the Payee and there is no provision for a death benefit payable to a Beneficiary.

Annuity  Option  B.  Life  Annuity  with   60,  120  or  240  Monthly   Payments
Certain: Monthly payments during the lifetime of the Payee and in any event for 60, 120, 180 or 240 months certain as elected. The election of a longer period certain results in smaller monthly payments than would be the case if a shorter period certain were elected.

Annuity Option C. Joint and Survivor Annuity: Monthly payments payable during the joint lifetime of the Payee and a designated second person and during the lifetime of the survivor. During the lifetime of the survivor, variable monthly payments, if any, will be determined using the percentage chosen at the time of the election of this option of the number of each type of Annuity Unit credited to the Contract and each fixed monthly payment, if any, will be equal to the same percentage of the fixed monthly payment payable during the joint lifetime of the Payee and the designated second person.

Annuity Option D. Fixed Payments for a Specified Period Certain: Fixed monthly payments for a specified period of time, three years or more but not exceeding 30 years, as elected.

Annuity Option E. Fixed Payments: The amount applied to provide fixed payments in accordance with this option will be held by the Company at interest. Fixed payments will be made in such amounts and at such times as may be agreed upon with the Company and will continue until the amount held by the Company with interest is exhausted. Interest will be credited yearly on the amount remaining unpaid at a rate which shall be determined by the Company from time to time but which shall not be less than 4% per year compounded annually. The rate so determined may be changed by the Company at any time; however, the rate may not be reduced more frequently than once during each calendar year.

DETERMINATION OF ANNUITY PAYMENTS

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant depending on the investment performance of the Sub-Accounts.

    The Statement of Additional Information contains detailed disclosure regarding the method of determining the amount of each variable annuity payment and calculating the value of a Variable Annuity Unit, as well as hypothetical examples of these calculations.

EXCHANGE OF VARIABLE ANNUITY UNITS

    After the Annuity Commencement Date the Payee may exchange the value of a designated number of Variable Annuity Units of particular Sub-Accounts then credited to the Contract for other Variable Annuity Units, the value of which would be such that the dollar amount of an annuity payment made on the date of the exchange would be unaffected by the fact of the exchange. Exchanges may be made only between Sub-Accounts of the Variable Account. Twelve such exchanges may be made within each Contract Year.

ANNUITY PAYMENT RATES

    The Contract contains annuity payment rates for each annuity option described above. The rates show, for each $1,000 applied, the dollar amount of
(a) the first monthly Variable Annuity payment based on the assumed interest rate of 4%, and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate of 4% per year. The annuity payment rates may vary according to the annuity option elected and the adjusted age of the Payee. Over a period of time, if the Sub-Accounts achieved a net investment return exactly equal to the assumed interest rate of 4%, the amount of each variable annuity payment would remain constant. However if the Sub-Accounts achieved a net investment result greater than 4%, the amount of each variable annuity payment would increase; conversely, a net investment result smaller than 4% would decrease the amount of each variable annuity payment.

                           OTHER CONTRACT PROVISIONS

OWNER

    The Owner is entitled to exercise all Contract rights and privileges without the consent of the Beneficiary or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain Contract rights and privileges.

    Transfer of ownership of a Contract is governed by the laws and regulations applicable to the retirement plan for which the Contract was issued. Subject to the foregoing, a Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner may change or revoke the designation of a Beneficiary at any time while the Annuitant is living. Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

VOTING OF FUND SHARES

    The Company will vote Fund shares held by the Sub-Accounts at meetings of shareholders of the Funds or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. Fund shares for which no timely voting instructions are received will be voted by the Company in the same proportion as the shares for which instructions are received from persons having such voting rights. The Owner is the person having the right to give voting instructions prior to the Annuity Commencement Date. On or after the Annuity Commencement Date the Payee is the person having such voting rights.

    Owners of Contracts may be subject to other voting provisions of the particular retirement plan. Employees who contribute to retirement plans which are funded by the Contracts are entitled to instruct the Owners as to how to instruct the Company to vote the Fund shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans.

    The number of particular Fund shares as to which each such person is entitled to give instructions will be determined by the Company on a date not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of particular Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Contract's Accumulation Account by the net asset value of one particular Fund share as of the same date. On or after the Annuity Commencement Date, the number of particular Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the particular Sub-Account for the Contract by the net asset value of a particular Fund share as of the same date.

PERIODIC REPORTS

    During the accumulation period the Company may send the Owner, or such other person having voting rights, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to the Contract's Accumulation Account and the fixed accumulation value of such account, which statement shall be accurate as of a date not more than two months previous to the date of mailing. These periodic statements contain important information concerning the Contract's Accumulation Account transactions with respect to a Contract. It is the obligation of the Owner to review each such statement carefully and to report to the Company, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless the Company receives notice of any such error or discrepancy from the Owner within such time period, the Company may not be responsible for correcting the error or discrepancy.

    In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Funds as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. The Company will also send such statements reflecting transactions in the Contract's
Accumulation   Account  as  may  be  required  by  applicable  laws,  rules  and regulations.

    Upon request, the Company will provide the Owner with information regarding fixed and variable accumulation values.

SUBSTITUTED SECURITIES

    Shares of any of the particular Funds may not always be available for purchase by the Variable Account or the Company may decide that further investment in any such Fund's shares is no longer appropriate in view of the purposes of the Variable Account. In either event, shares of another registered open-end investment company may be substituted both for Fund shares already purchased by the Variable Account and as the security to be purchased in the future provided that these substitutions have been approved, if required, by the Securities and Exchange Commission. In the event of any substitution pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the substitution.

MODIFICATION

    Upon notice to the Owner, or to the Payee during the annuity period, the Contract may be modified by the Company, but only if such modification (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company is subject or
(ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts or (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts or (iv) provides additional Variable Account and/or fixed accumulation options or (v) as may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, the Company may make appropriate endorsement to the Contract to reflect such modification.

CHANGE IN OPERATION OF VARIABLE ACCOUNT

    At the Company's election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the Securities and Exchange Commission. In the event of any change in the operation of the Variable Account pursuant to this provision, the Company may make appropriate endorsement to the Contract to reflect the change and take such action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

    The Company reserves the right to split or combine the value of Variable Accumulation Units, Fixed Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts described in this Prospectus are designed for use by retirement plans under the provisions of Sections 401 and 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned.

    The following discussion of the treatment of the Contracts and of the Company under the federal income tax laws is general in nature, is based upon the Company's understanding of current federal income tax laws, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. A more detailed discussion of the federal tax status of the Contracts is contained in the Statement of Additional Information. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING ANY TAX STATUS, FEDERAL, STATE OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY

    Under existing federal income tax laws, the income of the Variable Account, to the extent that it is applied to increase reserves under the Contracts, is not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    The Contracts offered by this Prospectus are designed for use in connection with retirement plans. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Generally, no tax is imposed on the increase in the value of a Contract until a distribution occurs. Monthly annuity payments made as retirement distributions, and lump-sum payments or cash withdrawals (when permitted by the applicable retirement plan) under a Contract are generally taxable to the Annuitant as ordinary income to the extent that such payments are not deemed to come from the Owner's previously taxed investment in the Contract. Distributions made prior to age 59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    In certain circumstances, the Company is required to withhold and remit to the U.S. government part of the taxable portion of each distribution made under a Contract.

RETIREMENT PLANS

    The Contracts described in this Prospectus are designed for use with the following types of qualified retirement plans: (1) Pension and Profit-Sharing Plans established by business employers and certain associations, as permitted by Sections 401(a) and 401(k) of the Code, including those purchasers who would have been covered under the rules governing old H.R. 10 (Keogh) Plans; and (2) Individual Retirement Accounts ("IRA's") permitted by Sections 219 and 408 of the Code (excluding IRA's established as "Individual Retirement Annuities" under
Section 408(b), but including Simplified Employee Pensions established by employers pursuant to Section 408(k)) and Simple Retirement Accounts established pursuant to Section 408(p).

    The tax rules applicable to participants in such retirement plans vary according to the type of plan and its terms and conditions. Therefore, no attempt is made herein to provide more than general information about the use of the Contracts with the various types of retirement plans. Participants in such plans as well as Owners, Annuitants, Payees and Beneficiaries are cautioned that the rights of any person to any benefits under these plans are subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. The Company will provide purchasers of Contracts used in connection with Individual Retirement Accounts with such supplemental information as may be required by the Internal Revenue Service or other appropriate agency. Any person contemplating the purchase of a Contract should consult a qualified tax adviser.

                         DISTRIBUTION OF THE CONTRACTS

    The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments. In addition, after the fifth (5th) Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account value.

                               LEGAL PROCEEDINGS

    There are no pending legal proceedings affecting the Variable Account. The Company is engaged in various kinds of routine litigation which, in management's opinion, is not material with respect to the Variable Account.

                                OWNER INQUIRIES

    All Owner inquiries should be directed to the Company at its Annuity Service Mailing Address.

           TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

General Information....................................................................          2
Annuity Provisions.....................................................................          2
Other Contract Provisions..............................................................          3
Federal Tax Status.....................................................................          4
Administration of the Contracts........................................................          5
Distribution of the Contracts..........................................................          5
Accountants............................................................................          6
Financial Statements...................................................................          7
Appendix A--The Fixed Account..........................................................         36
Appendix B-- Variable Accumulation Unit Value, Variable Annuity Unit Value and Variable
            Annuity Payment Calculations...............................................         39
Appendix C--Withdrawals and Withdrawal Charges.........................................         40

    This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 1998 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone (800) 752-7215.

--------------------------------------------------------------------------------

To:   Sun Life Assurance Company of Canada (U.S.)
     c/o Retirement Products and Services
     P.O. Box 1024
     Boston, Massachusetts 02103

    Please send me a Statement of Additional Information for Compass I--Sun Life of Canada (U.S.) Variable Account C.

Name
---------------------------------------------------------------------------

Address
---------------------------------------------------------------------------

---------------------------------------------------------------------------

City
--------------------------------------------------- State
---------------------------------- Zip
-------------------------------------

Telephone
---------------------------------------------------------------------------

                                        PROSPECTUS

                                        MAY 1, 1998

                                        COMBINATION FIXED/VARIABLE
                                        ANNUITY FOR QUALIFIED
                                        RETIREMENT PLANS

                                                  ISSUED IN CONNECTION WITH
                                                  SUN LIFE OF CANADA (U.S.)
                                                  VARIABLE ACCOUNT C

CO1US-1 5/98

        ISSUED BY
        SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
        Annuity Service Mailing Address:
        c/o Retirement Products and Services
        P.O. Box 1024
        Boston, Massachusetts 02103

        GENERAL DISTRIBUTOR
        Clarendon Insurance Agency, Inc.
        One Sun Life Executive Park
        Wellesley Hills, Massachusetts 02181

        LEGAL COUNSEL
        Covington & Burling
        1201 Pennsylvania Avenue, N.W.
        P.O. Box 7566
        Washington, D.C. 20044

        AUDITORS
        Deloitte & Touche LLP
        125 Summer Street
        Boston, Massachusetts 02110

          [LOGO]

                                                                     MAY 1, 1998
                                   COMPASS I
                      STATEMENT OF ADDITIONAL INFORMATION
                  SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C
                               TABLE OF CONTENTS

General Information..................................................     2
Annuity Provisions...................................................     2
Other Contract Provisions............................................     3
Federal Tax Status...................................................     4
Administration of the Contracts......................................     5
Distribution of the Contracts........................................     5
Accountants..........................................................     6
Financial Statements.................................................     7
Appendix A--The Fixed Account........................................    36
Appendix B-- Variable Accumulation Unit Value, Variable Annuity Unit
            Value and Variable Annuity Payment Calculations..........    39
Appendix C--Withdrawals and Withdrawal Charges.......................    40

    This Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Compass I Combination Fixed/Variable Annuity Contracts (the "Contracts") issued by Sun Life Assurance Company of Canada (U.S.) (the "Company") in connection with Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") which is not necessarily included in the Prospectus dated May 1, 1998. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company at its Annuity Service Mailing Address, c/o Retirement Products and Services, P.O. Box 1024, Boston, Massachusetts 02103, or by telephoning (800) 752-7215.

    The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.
--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                              GENERAL INFORMATION

THE COMPANY

    Sun Life Assurance Company of Canada (U.S.) (the "Company") is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. Its Executive Office is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

    The Company is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Ontario, Canada, a mutual life insurance company incorporated in Canada in 1865.

THE VARIABLE ACCOUNT

    Sun Life of Canada (U.S.) Variable Account C (the "Variable Account") is a separate account of the Company which meets the definition of a separate account under the federal securities laws and which is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

THE FIXED ACCOUNT

    If the Owner elects to have Contract values accumulated on a fixed basis, Purchase Payments are allocated to the Fixed Account, which is the general account of the Company. Because of exemptive and exclusionary provisions, that part of the Contract relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the Fixed Account, nor any interests therein are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Statement of Additional Information with respect to that portion of the Contract relating to the Fixed Account. Disclosures regarding the fixed portion of the Contract and the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made herein (see "Appendix A--The Fixed Account").

                               ANNUITY PROVISIONS

DETERMINATION OF ANNUITY PAYMENTS

    On the Annuity Commencement Date the Contract's Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

    The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Sub-Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described in the Prospectus. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Sub-Account credited to the Contract by the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

    For a description of fixed annuity payments, see Appendix A.

    For a hypothetical example of the calculation of a variable annuity payment, see Appendix B.

ANNUITY UNIT VALUE

    The Annuity Unit value for each Sub-Account was established at $10.00 for the first Valuation Period of the particular Sub-Account. The Annuity Unit value for the particular Sub-Account for any subsequent Valuation Period is determined by multiplying the Annuity Unit value for the particular Sub-Account for the immediately preceding Valuation Period by the Net Investment Factor (see "Net Investment Factor" in the Prospectus) for the particular Sub-Account for the current Valuation Period and then multiplying that product by a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. The factor is 0.99989255 for a one day Valuation Period.

    For a hypothetical example of the calculation of the value of a Variable Annuity Unit, see Appendix B.

                           OTHER CONTRACT PROVISIONS

RIGHT TO RETURN CONTRACT

    The Owner should read the Contract carefully as soon as it is received. If the Owner wishes to return the Contract, it must be returned to the Company at the Company's Annuity Service Mailing Address within ten days after it was delivered to the Owner. When the Company receives the returned Contract, it will be canceled and the full amount of any Purchase Payment(s) received by the Company will be refunded.

    Under the Internal Revenue Code, an Owner establishing an Individual Retirement Account ("IRA") must be furnished with a disclosure statement containing certain information about the Contract and applicable legal requirements. This statement must be furnished on or before the date the IRA is established. If the Owner is furnished with such disclosure statement before the 7th day preceding the date the IRA is established, the Owner will not have any right of revocation. If the disclosure statement is furnished after the 7th day preceding the establishment of the IRA, then the Owner may revoke the Contract any time within seven days after the issue date. Upon such revocation, the Company will refund all Purchase Payment(s) made by the Owner. The foregoing right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. The Company will allow an Owner establishing an IRA a "ten day free look," notwithstanding the provisions of the Internal Revenue Code.

OWNER AND CHANGE OF OWNERSHIP

    The Contract shall belong to the Owner or to the successor Owner or transferee of the Owner. All Contract rights and privileges may be exercised by the Owner, the successor Owner or transferee of the Owner without the consent of the Beneficiary (other than an irrevocably designated beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant and prior to the Annuity Commencement Date, except as otherwise provided in the Contract. The Annuitant becomes the Owner on and after the Annuity Commencement Date. The Beneficiary becomes the Owner on the death of the Annuitant. In some qualified plans the Owner of the Contract is a Trustee and the Trust authorizes the Annuitant/participant to exercise certain contract rights and privileges.

    Ownership of the Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Owner; or (4) as otherwise permitted from time to time by laws and regulations governing the retirement plans for which the Contract may be issued. Subject to the foregoing, the Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company. A change of ownership will not be binding upon the Company until written notification is received by the Company. Once received by the Company the change will be effective as of the date on which the request for change was signed by the Owner but the change will be without prejudice to the Company on account of any payment made or any action taken by the Company prior to receiving the change. The Company may require that the signature of the Owner be guaranteed by a member firm of the New York,

American, Boston, Midwest, Philadelphia or Pacific Stock Exchange, or by a commercial bank (not a savings bank) which is a member of the Federal Deposit Insurance Corporation or, in certain cases, by a member firm of the National Association of Securities Dealers, Inc. which has entered into an appropriate agreement with the Company.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary designation contained in the application will remain in effect until changed. The interest of any Beneficiary is subject to the particular Beneficiary surviving the Annuitant.

    Subject to the rights of an irrevocably designated Beneficiary, the Owner (or the Annuitant, as permitted by the Owner) may change or revoke the designation of a Beneficiary at any time while the Annuitant is living by filing with the Company a written beneficiary designation or revocation in such form as the Company may require. The change or revocation will not be binding upon the Company until it is received by the Company. When it is so received the change or revocation will be effective as of the date on which the beneficiary designation or revocation was signed by the Owner or the Annuitant, as applicable.

    Reference should be made to the terms of the particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

CUSTODIAN

    The Custodian of the assets of the Variable Account is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Company will direct the Custodian to purchase Fund shares at net asset value in connection with amounts allocated to the particular Sub-Account in accordance with the instructions of the Owner and to redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

                               FEDERAL TAX STATUS

INTRODUCTION

    The Contracts described in this Prospectus are designed for use by retirement plans under the provisions of Sections 401 or 408 (excluding Section 408(b)) of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the value of the Contract's Accumulation Account, on annuity payments and on the economic benefit to the Owner, the Annuitant, the Payee or the Beneficiary may depend upon the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company's understanding of federal income tax laws as currently interpreted, and is not intended as tax advice. Congress has the power to enact legislation affecting the tax treatment of annuity contracts, and such legislation could be applied retroactively to Contracts purchased before the date of enactment. Any person contemplating the purchase of a Contract should consult a qualified tax adviser. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

    The Company is taxed as a life insurance company under the Code. Although the operations of the Variable Account are accounted for separately from other operations of the Company for purposes of federal income taxation, the Variable Account is not separately taxable as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income and capital gains of the Variable Account to the extent applied to increase reserves under the Contracts are not taxable to the Company.

TAXATION OF ANNUITIES IN GENERAL

    A participant in a retirement plan is the individual on whose behalf a Contract is issued. Certain federal income tax advantages are available to participants in retirement plans which meet the requirements of Section 401 or
Section 408 (excluding Section 408(b)) of the Code. The Contracts offered by this Prospectus are designed for use in connection with such retirement plans and accordingly all or a portion of the contributions to such plans will be used to make Purchase Payments under the Contracts. Monthly annuity payments made as retirement distributions under a Contract are generally taxable to the Annuitant as ordinary income under Section 72 of the Code. Distributions prior to age
59 1/2 generally are subject to a 10% penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as "eligible rollover distributions," if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Owner or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more.

    Owners, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

    The Company will withhold and remit to the U.S. government a part of the taxable portion of each distribution made under a Contract issued in connection with an individual retirement account unless the Owner or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that he or she chooses not to have any amounts withheld.

    In the case of distributions from a Contract (other than a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Contract is not an eligible rollover distribution, then the Owner or Payee can choose not to have amounts withheld as described above for individual retirement accounts.

    Amounts withheld from any distribution may be credited against the Owner's or Payee's federal income tax liability for the year of the distribution.

    The Tax Reform Act of 1984 authorizes the Internal Revenue Service to promulgate regulations that prescribe investment diversification requirements for segregated asset accounts underlying certain variable annuity contracts. These regulations do not affect the tax treatment of qualified contracts, such as the Contracts offered by this Prospectus.

    Due to the complex nature and frequent revisions of the federal income tax laws affecting retirement plans, a person contemplating the purchase of a Contract for use in connection with a retirement plan, the distribution or surrender of a Contract held under a retirement plan, or the election of an annuity option provided in a Contract should consult a qualified tax adviser.

                        ADMINISTRATION OF THE CONTRACTS

    The Company performs certain administrative functions relating to the Contracts and the Variable Account. These functions include, among other things, maintaining the books and records of the Variable Account and the Sub-Accounts, and maintaining records of the name, address, taxpayer identification number, Contract number, type of Contract issued to each Owner, the status of the Accumulation Account under each Contract and other pertinent information necessary to the administration and operation of the Contracts.

                         DISTRIBUTION OF THE CONTRACTS

    The offering of the Contracts is continuous. The Contracts will be sold by licensed insurance agents in those states where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. The Contracts will be distributed by Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181, a wholly-owned subsidiary of the Company. Commissions and other distribution compensation will be paid by the Company and will not be more than 5.11% of the Purchase Payments. In addition, after the fifth (5th) Contract Year, broker-dealers who have entered into distribution agreements with the Company may receive an annual renewal commission of no more than 0.20% of the Contract's Accumulation Account values. During 1995, 1996 and 1997, approximately $35,000, $32,000 and $22,500, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.

                                  ACCOUNTANTS

    Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts 02110, are the Variable Account's independent certified public accountants, providing auditing and other professional services.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENT OF CONDITION-- December 31, 1997

ASSETS:
  Investments in mutual funds:                         Shares         Cost         Value
                                                    ------------  ------------  ------------
    Massachusetts Investors Trust ("MIT")*........       941,569  $ 12,164,764  $ 16,494,283
    Massachusetts Investors Growth Stock Fund
     ("MIG")*.....................................       681,103     7,453,052     8,460,457
    MFS Total Return Fund ("MTR")*................     1,510,751    20,453,360    23,900,329
    MFS Growth Opportunities Fund ("MGO")*........     2,502,414    29,126,966    34,834,288
    MFS Research Fund ("MFR")*....................       429,789     6,239,839     9,151,154
    MFS Bond Fund ("MFB")*........................       449,090     5,941,973     6,114,649
    MFS Money Market Fund ("MCM").................     6,188,254     6,188,254     6,188,254
    MFS Government Money Market Fund ("MCG")......     1,339,023     1,339,023     1,339,023
    MFS High Income Fund ("MFH")*.................     1,554,446     7,941,425     8,596,469
    MFS World Governments Fund ("MWG")*...........       203,014     2,355,295     2,201,378
    MFS Emerging Growth Fund ("MEG")*.............       471,855     9,244,300    17,073,244
                                                                  ------------  ------------
                                                                  $108,448,251  $134,353,528
                                                                  ------------
                                                                  ------------


LIABILITY:

  Payable to sponsor..........................................................        93,383
                                                                                ------------
        Net assets............................................................  $134,260,145
                                                                                ------------
                                                                                ------------

                                                    Applicable to Owners of
                                                   Deferred Variable Annuity
                                                           Contracts                Reserve for
                                               ----------------------------------    Variable
NET ASSETS OF CONTRACT OWNERS:                  Units   Unit Value      Value        Annuities        Total
                                               -------  ----------   ------------  -------------   ------------
    MIT......................................  191,532   $85.1160    $ 16,299,924    $   215,987   $ 16,515,911
    MIG......................................  116,839    71.6206       8,364,201        106,708      8,470,909
    MTR......................................  376,845    62.6622      23,587,818         63,258     23,651,076
    MGO......................................  682,668    50.5718      34,698,532        205,337     34,903,869
    MFR......................................  129,195    70.5612       9,117,939         44,955      9,162,894
    MFB......................................  158,314    37.4559       6,016,248        116,289      6,132,537
    MCM......................................  301,313    20.2949       6,111,687         85,081      6,196,768
    MCG......................................   68,686    19.4875       1,338,053          1,167      1,339,220
    MFH......................................  200,252    42.8235       8,500,168        134,233      8,634,401
    MWG......................................   55,822    37.9444       2,117,957         42,898      2,160,855
    MEG......................................  280,589    60.5646      16,992,975         98,730     17,091,705
                                                                     ------------  -------------   ------------
        Net assets................................................   $133,145,502    $ 1,114,643   $134,260,145
                                                                     ------------  -------------   ------------
                                                                     ------------  -------------   ------------

* Investments are made in Class A shares of the Fund.

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENT OF OPERATIONS-- Year Ended December 31, 1997

                                                          MIT         MIG         MTR          MGO         MFR         MFB
                                                         Sub-         Sub-        Sub-        Sub-         Sub-        Sub-
                                                        Account     Account     Account      Account     Account     Account
                                                      -----------  ----------  ----------  -----------  ----------  ----------
Income and expenses:
  Dividend income and capital gain distributions
   received.........................................  $ 1,277,616  $1,295,658  $2,795,205  $ 4,313,661  $  407,032  $  419,047
  Mortality and expense risk charges................      193,480      94,410     300,282      436,256     114,990      75,767
                                                      -----------  ----------  ----------  -----------  ----------  ----------
      Net investment income.........................  $ 1,084,136  $1,201,248  $2,494,923  $ 3,877,405  $  292,042  $  343,280
                                                      -----------  ----------  ----------  -----------  ----------  ----------
Realized and unrealized gains (losses):
  Realized gains (losses) on investment
   transactions:
    Proceeds from sales.............................  $ 2,532,047  $1,711,573  $4,718,889  $ 4,107,750  $1,502,503  $1,448,870
    Cost of investments sold........................    2,140,186   1,691,407   3,553,458    2,915,736     857,095   1,549,093
                                                      -----------  ----------  ----------  -----------  ----------  ----------
      Net realized gains (losses)...................  $   391,861  $   20,166  $1,165,431  $ 1,192,014  $  645,408  $ (100,223)
                                                      -----------  ----------  ----------  -----------  ----------  ----------
  Net unrealized appreciation (depreciation) on
   investments:
    End of year.....................................  $ 4,329,519  $1,007,405  $3,446,969  $ 5,707,322  $2,911,315  $  172,676
    Beginning of year...............................    1,892,538    (526,374)  3,006,328    4,176,084   2,324,846     (97,970)
                                                      -----------  ----------  ----------  -----------  ----------  ----------
      Change in unrealized appreciation
       (depreciation)...............................  $ 2,436,981  $1,533,779  $  440,641  $ 1,531,238  $  586,469  $  270,646
                                                      -----------  ----------  ----------  -----------  ----------  ----------
  Realized and unrealized gains.....................  $ 2,828,842  $1,553,945  $1,606,072  $ 2,723,252  $1,231,877  $  170,423
                                                      -----------  ----------  ----------  -----------  ----------  ----------
  Increase in net assets from operations............  $ 3,912,978  $2,755,193  $4,100,995  $ 6,600,657  $1,523,919  $  513,703
                                                      -----------  ----------  ----------  -----------  ----------  ----------
                                                      -----------  ----------  ----------  -----------  ----------  ----------

                                                          MCM        MCG        MFH         MWG        MEG
                                                          Sub-       Sub-       Sub-       Sub-        Sub-
                                                        Account    Account    Account     Account    Account       Total
                                                       ----------  --------  ----------  ---------  ----------  -----------
Income and expenses:
  Dividend income and capital gain distributions
   received..........................................  $  332,894  $ 58,061  $  729,766  $  96,701  $  160,958  $11,886,599
  Mortality and expense risk charges.................      89,090    16,536     109,154     29,209     221,777    1,680,951
                                                       ----------  --------  ----------  ---------  ----------  -----------
      Net investment income (expense)................  $  243,804  $ 41,525  $  620,612  $  67,492  $  (60,819) $10,205,648
                                                       ----------  --------  ----------  ---------  ----------  -----------
Realized and unrealized gains (losses):
  Realized gains (losses) on investment transactions:
    Proceeds from sales..............................  $3,916,262  $327,538  $1,898,424  $ 649,769  $3,522,932  $26,336,557
    Cost of investments sold.........................   3,916,262   327,538   1,879,243    700,654   1,563,730   21,094,402
                                                       ----------  --------  ----------  ---------  ----------  -----------
      Net realized gains (losses)....................  $   --      $  --     $   19,181  $ (50,885) $1,959,202  $ 5,242,155
                                                       ----------  --------  ----------  ---------  ----------  -----------
Net unrealized appreciation (depreciation) on
investments:
    End of year......................................  $   --      $  --     $  655,044  $(153,917) $7,828,944  $25,905,277
    Beginning of year................................  $   --      $  --        383,786   (105,147)  6,751,376   17,805,467
                                                       ----------  --------  ----------  ---------  ----------  -----------
      Change in unrealized appreciation
       (depreciation)................................  $   --      $  --     $  271,258  $ (48,770) $1,077,568  $ 8,099,810
                                                       ----------  --------  ----------  ---------  ----------  -----------
  Realized and unrealized gains (losses).............  $   --      $  --     $  290,439  $ (99,655) $3,036,770  $13,341,965
                                                       ----------  --------  ----------  ---------  ----------  -----------
  Increase (decrease) in net assets from
   operations........................................  $  243,804  $ 41,525  $  911,051  $ (32,163) $2,975,951  $23,547,613
                                                       ----------  --------  ----------  ---------  ----------  -----------
                                                       ----------  --------  ----------  ---------  ----------  -----------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

                                                  MIT                            MIG                             MTR
                                              Sub-Account                    Sub-Account                     Sub-Account
                                     -----------------------------   ----------------------------   -----------------------------
                                              Year Ended                      Year Ended                     Year Ended
                                             December 31,                    December 31,                   December 31,
                                     -----------------------------   ----------------------------   -----------------------------
                                         1997            1996            1997            1996           1997            1996
                                     -------------   -------------   -------------   ------------   -------------   -------------
OPERATIONS:
  Net investment income............   $  1,084,136    $  1,193,000    $  1,201,248    $ 1,521,770    $  2,494,923    $  2,283,612
  Net realized gains...............        391,861          50,400          20,166        392,892       1,165,431         869,395
  Net unrealized gains (losses)....      2,436,981       1,596,117       1,533,779       (536,315)        440,641        (264,098)
                                     -------------   -------------   -------------   ------------   -------------   -------------
      Increase in net assets from
       operations..................   $  3,912,978    $  2,839,517    $  2,755,193    $ 1,378,347    $  4,100,995    $  2,888,909
                                     -------------   -------------   -------------   ------------   -------------   -------------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.....   $    295,282    $    336,122    $    161,450    $   205,998    $    375,661    $    528,206
    Net transfers between
     Sub-Accounts and
     Fixed Account.................        443,283          88,376         190,511       (203,622)       (117,230)       (145,482)
    Withdrawals, surrenders,
     annuitizations and contract
     charges.......................     (2,182,271)     (1,397,434)     (1,420,037)    (2,057,962)     (4,140,788)     (3,143,002)
                                     -------------   -------------   -------------   ------------   -------------   -------------
      Net accumulation activity....   $ (1,443,706)   $   (972,936)   $ (1,068,076)   $(2,055,586)   $ (3,882,357)   $ (2,760,278)
                                     -------------   -------------   -------------   ------------   -------------   -------------
  Annuitization activity:
    Annuitizations.................   $     73,820    $     33,004    $   --          $   --         $   --          $      8,227
    Annuity payments...............        (26,781)        (17,495)        (24,415)        (3,060)       (132,212)         (8,688)
    Adjustments to annuity
     reserve.......................         12,259          11,899           4,039          1,203        (139,226)        (41,600)
                                     -------------   -------------   -------------   ------------   -------------   -------------
      Net annuitization activity...   $     59,298    $     27,408    $    (20,376)   $    (1,857)   $   (271,438)   $    (42,061)
                                     -------------   -------------   -------------   ------------   -------------   -------------
  Decrease in net assets from
   participant transactions........   $ (1,384,408)   $   (945,528)   $ (1,088,452)   $(2,057,443)   $ (4,153,795)   $ (2,802,339)
                                     -------------   -------------   -------------   ------------   -------------   -------------
    Increase (decrease) in net
     assets........................   $  2,528,570    $  1,893,989    $  1,666,741    $  (679,096)   $    (52,800)   $     86,570

NET ASSETS:
  Beginning of year................     13,987,341      12,093,352       6,804,168      7,483,264      23,703,876      23,617,306
                                     -------------   -------------   -------------   ------------   -------------   -------------
  End of year......................   $ 16,515,911    $ 13,987,341    $  8,470,909    $ 6,804,168    $ 23,651,076    $ 23,703,876
                                     -------------   -------------   -------------   ------------   -------------   -------------
                                     -------------   -------------   -------------   ------------   -------------   -------------

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                                  MGO                            MFR                             MFB
                                              Sub-Account                    Sub-Account                     Sub-Account
                                     -----------------------------   ----------------------------   -----------------------------
                                              Year Ended                      Year Ended                     Year Ended
                                             December 31,                    December 31,                   December 31,
                                     -----------------------------   ----------------------------   -----------------------------
                                         1997            1996            1997            1996           1997            1996
                                     -------------   -------------   -------------   ------------   -------------   -------------
OPERATIONS:
  Net investment income............   $  3,877,405    $  3,016,977    $    292,042    $   313,648    $    343,280    $    413,938
  Net realized gains (losses)......      1,192,014         686,961         645,408        710,834        (100,223)       (158,835)
  Net unrealized gains (losses)....      1,531,238       1,861,809         586,469        645,674         270,646        (113,191)
                                     -------------   -------------   -------------   ------------   -------------   -------------
      Increase in net assets from
       operations..................   $  6,600,657    $  5,565,747    $  1,523,919    $ 1,670,156    $    513,703    $    141,912
                                     -------------   -------------   -------------   ------------   -------------   -------------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments received.....   $    396,402    $    446,789    $    115,867    $   143,449    $     97,957    $    155,303
    Net transfers between
     Sub-Accounts and Fixed
     Account.......................       (331,038)       (284,146)        112,699        382,929         137,968          32,233
    Withdrawals, surrenders,
     annuitizations and contract
     charges.......................     (3,356,390)     (3,282,766)     (1,160,821)    (1,327,739)     (1,220,161)     (1,500,550)
                                     -------------   -------------   -------------   ------------   -------------   -------------
      Net accumulation activity....   $ (3,291,026)   $ (3,120,123)   $   (932,255)   $  (801,361)   $   (984,236)   $ (1,313,014)
                                     -------------   -------------   -------------   ------------   -------------   -------------
  Annuitization activity:
    Annuitizations.................   $     40,042    $      4,584    $         --    $        --    $     52,142    $         --
    Annuity payments...............        (22,778)        (30,270)         (9,402)          (662)        (12,112)         (8,224)
    Adjustments to annuity
     reserve.......................         12,645          17,719           1,887         10,666          11,228           1,076
                                     -------------   -------------   -------------   ------------   -------------   -------------
      Net annuitization activity...   $     29,909    $     (7,967)   $     (7,515)   $    10,004    $     51,258    $     (7,148)
                                     -------------   -------------   -------------   ------------   -------------   -------------
  Decrease in net assets from
   participant transactions........   $ (3,261,117)   $ (3,128,090)   $   (939,770)   $  (791,357)   $   (932,978)   $ (1,320,162)
                                     -------------   -------------   -------------   ------------   -------------   -------------
    Increase (decrease) in net
     assets........................   $  3,339,540    $  2,437,657    $    584,149    $   878,799    $   (419,275)   $ (1,178,250)

NET ASSETS:
  Beginning of year................     31,564,329      29,126,672       8,578,745      7,699,946       6,551,812       7,730,062
                                     -------------   -------------   -------------   ------------   -------------   -------------
  End of year......................   $ 34,903,869    $ 31,564,329    $  9,162,894    $ 8,578,745    $  6,132,537    $  6,551,812
                                     -------------   -------------   -------------   ------------   -------------   -------------
                                     -------------   -------------   -------------   ------------   -------------   -------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                              MCM                              MCG                             MFH
                                          Sub-Account                      Sub-Account                     Sub-Account
                                 ------------------------------   -----------------------------   ------------------------------
                                           Year Ended                      Year Ended                       Year Ended
                                          December 31,                    December 31,                     December 31,
                                 ------------------------------   -----------------------------   ------------------------------
                                     1997             1996            1997            1996            1997             1996
                                 -------------   --------------   -------------   -------------   -------------   --------------
OPERATIONS:
  Net investment income........   $   243,804     $   240,460      $   41,525      $   53,885      $   620,612     $   663,084
  Net realized gains...........       --              --              --              --                19,181          52,257
  Net unrealized gains.........       --              --              --              --               271,258         222,093
                                 -------------   --------------   -------------   -------------   -------------   --------------
      Increase in net assets
       from operations.........   $   243,804     $   240,460      $   41,525      $   53,885      $   911,051     $   937,434
                                 -------------   --------------   -------------   -------------   -------------   --------------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments
     received..................   $   107,567     $   136,550      $   29,140      $   80,866      $    66,166     $   121,432
    Net transfers between Sub-
     Accounts and Fixed
     Account...................      (678,009)      1,635,082          55,363        (278,103)         (76,758)       (411,820)
    Withdrawals, surrenders,
     annuitizations and
     contract charges..........    (1,416,396)     (1,188,558)       (171,168)       (449,456)      (1,125,638)       (968,697)
                                 -------------   --------------   -------------   -------------   -------------   --------------
      Net accumulation
       activity................   $(1,986,838)    $   583,074      $  (86,665)     $ (646,693)     $(1,136,230)    $(1,259,085)
                                 -------------   --------------   -------------   -------------   -------------   --------------
  Annuitization activity:
    Annuitizations.............   $    49,826         --              --              --               --              --
    Annuity payments...........        (7,711)         (4,013)           (194)           (196)         (19,721)        (21,880)
    Annuity transfers..........       --              --              --              --                (3,495)        --
    Adjustments to annuity
     reserve...................         9,057             543              76              67            9,135            (927)
                                 -------------   --------------   -------------   -------------   -------------   --------------
      Net annuitization
       activity................   $    51,172     $    (3,470)     $     (118)     $     (129)     $   (14,081)    $   (22,807)
                                 -------------   --------------   -------------   -------------   -------------   --------------
  Increase (decrease) in net
   assets from participant
   transactions................   $(1,935,666)    $   579,604      $  (86,783)     $ (646,822)     $(1,150,311)    $(1,281,892)
                                 -------------   --------------   -------------   -------------   -------------   --------------
    Increase (decrease) in net
     assets....................   $(1,691,862)    $   820,064      $  (45,258)     $ (592,937)     $  (239,260)    $  (344,458)

NET ASSETS:
  Beginning of year............     7,888,630       7,068,566       1,384,478       1,977,415        8,873,661       9,218,119
                                 -------------   --------------   -------------   -------------   -------------   --------------
  End of year..................   $ 6,196,768     $ 7,888,630      $1,339,220      $1,384,478      $ 8,634,401     $ 8,873,661
                                 -------------   --------------   -------------   -------------   -------------   --------------
                                 -------------   --------------   -------------   -------------   -------------   --------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

                                              MWG                              MEG
                                          Sub-Account                      Sub-Account                          Total
                                 -----------------------------   -------------------------------   -------------------------------
                                          Year Ended                       Year Ended                        Year Ended
                                         December 31,                     December 31,                      December 31,
                                 -----------------------------   -------------------------------   -------------------------------
                                     1997            1996             1997             1996             1997             1996
                                 -------------   -------------   --------------   --------------   --------------   --------------
OPERATIONS:
  Net investment income........   $   67,492      $   38,593      $   (60,819)     $   (27,082)     $ 10,205,648     $  9,711,885
  Net realized gains
   (losses)....................      (50,885)       (108,086)       1,959,202        1,792,780         5,242,155        4,288,598
  Net unrealized gains
   (losses)....................      (48,770)        174,859        1,077,568          341,977         8,099,810        3,928,925
                                 -------------   -------------   --------------   --------------   --------------   --------------
      Increase (decrease) in
       net assets from
       operations..............   $  (32,163)     $  105,366      $ 2,975,951      $ 2,107,675      $ 23,547,613     $ 17,929,408
                                 -------------   -------------   --------------   --------------   --------------   --------------

PARTICIPANT TRANSACTIONS:
  Accumulation activity:
    Purchase payments
     received..................   $   20,613      $   32,241      $   273,824      $   413,103      $  1,939,929     $  2,600,059
    Net transfers between Sub-
     Accounts and Fixed
     Account...................      (57,194)       (103,978)         180,160         (785,333)         (140,245)         (73,864)
    Withdrawals, surrenders,
     annuitizations and
     contract charges..........     (504,226)       (400,559)      (2,750,634)      (2,122,298)      (19,448,530)     (17,839,021)
                                 -------------   -------------   --------------   --------------   --------------   --------------
      Net accumulation
       activity................   $ (540,807)     $ (472,296)     $(2,296,650)     $(2,494,528)     $(17,648,846)    $(15,312,826)
                                 -------------   -------------   --------------   --------------   --------------   --------------
  Annuitization activity:
    Annuitizations.............   $   12,236      $  --           $     4,465      $   --           $    232,531     $     45,815
    Annuity payments...........       (5,464)         (7,791)         (22,268)         (19,817)         (283,058)        (122,096)
    Annuity transfers..........      --              --                 3,495          --               --               --
    Adjustments to annuity
     reserve...................        2,064          (2,303)           2,764            1,874           (74,072)             217
                                 -------------   -------------   --------------   --------------   --------------   --------------
      Net annuitization
       activity................   $    8,836      $  (10,094)     $   (11,544)     $   (17,943)     $   (124,599)    $    (76,064)
                                 -------------   -------------   --------------   --------------   --------------   --------------
  Decrease in net assets from
   participant transactions....   $ (531,971)     $ (482,390)     $(2,308,194)     $(2,512,471)     $(17,773,445)    $(15,388,890)
                                 -------------   -------------   --------------   --------------   --------------   --------------
    Increase (decrease) in net
     assets....................   $ (564,134)     $ (377,024)     $   667,757      $  (404,796)     $  5,774,168     $  2,540,518

NET ASSETS:
  Beginning of year............    2,724,989       3,102,013       16,423,948       16,828,744       128,485,977      125,945,459
                                 -------------   -------------   --------------   --------------   --------------   --------------
  End of year..................   $2,160,855      $2,724,989      $17,091,705      $16,423,948      $134,260,145     $128,485,977
                                 -------------   -------------   --------------   --------------   --------------   --------------
                                 -------------   -------------   --------------   --------------   --------------   --------------

                       See notes to financial statements

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

(1) ORGANIZATION
Sun Life of Canada (U.S.) Variable Account C (the "Variable Account"), a separate account of Sun Life Assurance Company of Canada (U.S.), the Sponsor, was established on March 31, 1982 as a funding vehicle for individual variable annuities issued in connection with qualified retirement plans. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific mutual fund or series thereof selected by contract owners from among available mutual funds (the "Funds") advised by Massachusetts Financial Services Company ("MFS"), an affiliate of the Sponsor.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS
Investments in the Funds are recorded at their net asset value. Realized gains and losses on sales of shares of the Funds are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Fund shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not subject to tax.

(3) CONTRACT CHARGES
A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. The deduction is at an effective annual rate of 1.3%.

Each year on the contract anniversary, a contract maintenance charge of $25 is deducted from each contract's accumulation account to cover administrative expenses relating to the contract. After the annuity commencement date the charge is deducted pro rata from each annuity payment made during the year.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

The Sponsor does not deduct a sales charge from purchase payments. However, a withdrawal charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract. In no event shall the aggregate withdrawal charges exceed 5% of the purchase payments made under the contract.

A deduction, when applicable, is made for premium or similar state or local taxes. It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time annuity payments commence; however, the Sponsor reserves the right to deduct such taxes when incurred.

(4) ANNUITY RESERVES
Annuity reserves for contracts with annuity commencement dates prior to February 1, 1987 are calculated using the 1971 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or after February 1, 1987 are calculated using the 1983 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of 4%. Required adjustments to the reserve are accomplished by transfers to or from the Sponsor.

(5) TRANSACTIONS IN UNITS OUTSTANDING

                                  MIT               MIG               MTR                MGO                MFR
                              Sub-Account       Sub-Account       Sub-Account        Sub-Account        Sub-Account
                            ----------------  ----------------  ----------------  ------------------  ----------------
                               Year Ended        Year Ended        Year Ended         Year Ended         Year Ended
                              December 31,      December 31,      December 31,       December 31,       December 31,
                            ----------------  ----------------  ----------------  ------------------  ----------------
                             1997     1996     1997     1996     1997     1996     1997      1996      1997     1996
                            -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
Units outstanding,
 beginning of year........  211,924  228,398  137,226  183,386  445,574  502,308  752,698    835,555  143,843  158,916
  Units purchased.........    3,952    5,745    2,689    4,638    6,597   10,862    8,648     11,777    1,771    2,691
  Units transferred
   between Sub-Accounts
   and Fixed Account......    5,860    1,726    2,571   (4,521)  (1,968)  (2,602)  (6,742)    (8,450)   2,007    6,223
  Units withdrawn,
   surrendered and
   annuitized.............  (30,204) (23,945) (25,647) (46,277) (73,358) (64,994) (71,936)   (86,184) (18,426) (23,987)
                            -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
Units outstanding, end of
 year.....................  191,532  211,924  116,839  137,226  376,845  445,574  682,668    752,698  129,195  143,843
                            -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------
                            -------  -------  -------  -------  -------  -------  -------  ---------  -------  -------

                                  MFB
                              Sub-Account
                            ----------------

                               Year Ended
                              December 31,
                            ----------------
                             1997     1996
                            -------  -------
Units outstanding,
 beginning of year........  186,637  226,571
  Units purchased.........    2,751    4,694
  Units transferred
   between Sub-Accounts
   and Fixed Account......    3,481      970
  Units withdrawn,
   surrendered and
   annuitized.............  (34,555) (45,598)
                            -------  -------
Units outstanding, end of
 year.....................  158,314  186,637
                            -------  -------
                            -------  -------

                                                    MCM                   MCG                   MFH                   MWG
                                                Sub-Account           Sub-Account           Sub-Account           Sub-Account
                                            --------------------  --------------------  --------------------  --------------------
                                                 Year Ended            Year Ended            Year Ended            Year Ended
                                                December 31,          December 31,          December 31,          December 31,
                                            --------------------  --------------------  --------------------  --------------------
                                              1997       1996       1997       1996       1997       1996       1997       1996
                                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Units outstanding, beginning of year......    401,141    371,369     73,345    108,206    229,079    264,391     70,278     83,177
  Units purchased.........................      5,399      7,091      1,523      4,338      1,652      3,422        554        882
  Units transferred between Sub-Accounts
   and Fixed Account......................    (33,845)    84,305      2,802    (14,954)    (2,180)   (11,805)    (1,541)    (2,797)
  Units withdrawn, surrendered and
   annuitized.............................    (71,382)   (61,624)    (8,984)   (24,245)   (28,299)   (26,929)   (13,469)   (10,984)
                                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Units outstanding, end of year............    301,313    401,141     68,686     73,345    200,252    229,079     55,822     70,278
                                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                            ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

                                                    MEG
                                                Sub-Account
                                            --------------------

                                                 Year Ended
                                                December 31,
                                            --------------------
                                              1997       1996
                                            ---------  ---------
Units outstanding, beginning of year......    321,077    372,726
  Units purchased.........................      4,900      8,398
  Units transferred between Sub-Accounts
   and Fixed Account......................      4,053    (16,860)
  Units withdrawn, surrendered and
   annuitized.............................    (49,441)   (43,187)
                                            ---------  ---------
Units outstanding, end of year............    280,589    321,077
                                            ---------  ---------
                                            ---------  ---------

INDEPENDENT AUDITORS' REPORT

To the Participants in Sun Life of Canada (U.S.) Variable Account C and the Board of Directors of Sun Life Assurance Company of Canada (U.S.):

We have audited the accompanying statement of condition of Sun Life of Canada (U.S.) Variable Account C (the Variable Account) as of December 31, 1997, the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Variable Account as of December 31, 1997, the results of its operations and the changes in its net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1997 AND 1996 (IN 000'S)

                                                                                   1997            1996
                                                                              --------------  --------------
ADMITTED ASSETS
    Bonds                                                                     $    1,910,699  $    2,170,103
    Common stocks                                                                    117,229         144,043
    Mortgage loans on real estate                                                    684,035         938,932
    Properties acquired in satisfaction of debt                                       22,475          23,391
    Investment real estate                                                            78,426          76,995
    Policy loans                                                                      40,348          40,554
    Cash and short-term investments                                                  544,418         148,059
    Other invested assets                                                             55,716          51,378
    Premiums and annuity considerations due and uncollected                            9,203          11,282
    Investment income due and accrued                                                 39,279          68,191
    Receivable from parent, subsidiaries and affiliates                               28,825          40,829
    Funds withheld on reinsurance assumed                                            982,653         878,798
    Other assets                                                                       1,841           1,343
                                                                              --------------  --------------
    General account assets                                                         4,515,147       4,593,898
    Separate account assets
      Unitized                                                                     9,068,021       6,919,219
      Non-unitized                                                                 2,343,877       2,108,835
                                                                              --------------  --------------
    Total Admitted Assets                                                     $   15,927,045  $   13,621,952
                                                                              --------------  --------------
                                                                              --------------  --------------
LIABILITIES
    Aggregate reserve for life policies and contracts                         $    2,188,243  $    2,099,980
    Supplementary contracts                                                            2,247           2,205
    Policy and contract claims                                                         2,460           2,108
    Policyholders' dividends and coupons payable                                      32,500          27,500
    Liability for premium and other deposit funds                                  1,450,705       1,898,309
    Surrender values on cancelled policies                                               215              72
    Interest maintenance reserve                                                      33,830          28,675
    Commissions to agents due or accrued                                               2,826           3,245
    General expenses due or accrued                                                    7,202           4,654
    Transfers from Separate Accounts due or accrued                                 (284,078)       (232,743)
    Taxes, licenses and fees accrued, excluding federal income taxes                     105             342
    Federal income taxes due or accrued                                               58,073          49,479
    Unearned investment income                                                            34              19
    Amounts withheld or retained by company as agent or trustee                           47              27
    Remittances and items not allocated                                                1,363           1,359
    Borrowed money                                                                   110,142          58,000
    Asset valuation reserve                                                           47,605          53,911
    Payable for securities                                                            27,104          22,177
    Other liabilities                                                                  1,959           7,561
                                                                              --------------  --------------
    General account liabilities                                                    3,682,582       4,026,880
    Separate account liabilities
      Unitized                                                                     9,067,891       6,919,094
      Non-unitized                                                                 2,343,877       2,108,835
                                                                              --------------  --------------
    Total liabilities                                                             15,094,350      13,054,809
                                                                              --------------  --------------
CAPITAL STOCK AND SURPLUS
    Capital stock par value $1,000; Authorized, 10,000 shares;
       issued and outstanding, 5,900 shares                                            5,900           5,900
                                                                              --------------  --------------
    Surplus notes                                                                    565,000         315,000
    Gross paid in and contributed surplus                                            199,355         199,355
    Unassigned funds                                                                  62,440          46,888
                                                                              --------------  --------------
    Surplus                                                                          826,795         561,243
                                                                              --------------  --------------
    Total capital stock and surplus                                                  832,695         567,143
                                                                              --------------  --------------
    Total Liabilities, Capital Stock and Surplus                              $   15,927,045  $   13,621,952
                                                                              --------------  --------------
                                                                              --------------  --------------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                              1997        1996        1995
                                           ----------  ----------  ----------
 INCOME:
     Premiums and annuity considerations   $  270,700  $  282,466  $  279,407
     Deposit-type funds                     2,155,298   1,775,230   1,545,542
     Considerations for supplementary
      contracts without life
      contingencies and dividend
      accumulations                             1,615       2,340       1,088
     Net investment income                    270,249     303,753     312,872
     Amortization of interest maintenance
      reserve                                   1,166       1,557       1,025
     Net gain from operations from
      Separate Accounts                             5          --          --
     Other income                              86,123      71,903      57,864
                                           ----------  ----------  ----------
     Total                                  2,785,156   2,437,249   2,197,798
                                           ----------  ----------  ----------
 BENEFITS AND EXPENSES:
     Death benefits                            17,284      12,394      15,317
     Annuity benefits                         148,135     146,654     140,497
     Surrender benefits and other fund
      withdrawals                           1,854,004   1,507,263   1,074,396
     Interest on policy or contract funds         699       2,205         739
     Payments on supplementary contracts
      without life contingencies and of
      dividend accumulations                    1,687       2,120       1,888
     Increase in aggregate reserves for
      life and accident and health
      policies and contracts                  127,278     162,678     171,975
     Increase (decrease) in liability for
      premium and other deposit funds        (447,603)   (392,348)     13,553
     Increase (decrease) in reserve for
      supplementary contracts without
      life contingencies and for dividend
      and coupon accumulations                     42         327        (663)
                                           ----------  ----------  ----------
     Total                                  1,701,526   1,441,293   1,417,702
     Commissions on premiums and annuity
      considerations (direct business
      only)                                   132,700     109,894      88,037
     Commissions and expense allowances
      on reinsurance assumed                   17,951      18,910      22,012
     General insurance expenses                47,102      37,206      34,580
     Insurance taxes, licenses and fees,
      excluding federal income taxes            7,790       8,431       7,685
     Increase (decrease) in loading on
      and cost of collection in excess of
      loading on deferred and uncollected
      premiums                                    523         901      (1,377)
     Net transfers to separate accounts       734,373     678,663     551,784
                                           ----------  ----------  ----------
     Total                                  2,641,965   2,295,298   2,120,423
                                           ----------  ----------  ----------
     Net gain from operations before
      dividends to policyholders and
      federal income taxes                    143,191     141,951      77,375
     Dividends to policyholders                33,316      29,189      25,722
                                           ----------  ----------  ----------
     Net gain from operations after
      dividends to policyholders and
      before federal income taxes             109,875     112,762      51,653
     Federal income tax expense (benefit)
      (excluding tax on capital gains)         10,742      (2,702)     17,807
                                           ----------  ----------  ----------
     Net gain from operations after
      dividends to policyholders and
      federal income taxes and before
      realized capital gains                   99,133     115,464      33,846
     Net realized capital gains less
      capital gains tax and transfers to
      the interest maintenance reserve         30,109       7,560       2,069
                                           ----------  ----------  ----------
 NET INCOME                                $  129,242  $  123,024  $   35,915
                                           ----------  ----------  ----------
                                           ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                                               1997        1996        1995
                                                            ----------  ----------  ----------
Capital and surplus, beginning of year                      $  567,143  $  792,452  $  455,489
                                                            ----------  ----------  ----------
Net income                                                     129,242     123,024      35,915
Change in net unrealized capital gains                           1,153      (1,715)      2,009
Change in non-admitted assets and related items                   (463)         67      (2,270)
Change in reserve on account of change in valuation basis       39,016          --          --
Change in asset valuation reserve                                6,306     (11,812)    (13,690)
Other changes in surplus in Separate Accounts Statement             --         100      (4,038)
Change in surplus notes                                        250,000    (335,000)    315,000
Dividends to stockholder                                      (159,722)         --          --
Miscellaneous gains in surplus                                      20          27       4,037
                                                            ----------  ----------  ----------
Net change in capital and surplus for the year                 265,552    (225,309)    336,963
                                                            ----------  ----------  ----------
Capital and surplus, end of year                            $  832,695  $  567,143  $  792,452
                                                            ----------  ----------  ----------
                                                            ----------  ----------  ----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995 (IN 000'S)

                                               1997         1996         1995
                                            -----------  -----------  -----------
 Cash Provided
   Premiums, annuity considerations and
     deposit funds received                 $ 2,427,554  $ 2,059,577  $ 1,826,456
   Considerations for supplementary
     contracts and dividend accumulations
     received                                     1,615        2,340        1,088
   Net investment income received               323,199      324,914      374,398
   Other income received                         81,701       88,295       25,348
                                            -----------  -----------  -----------
 Total receipts                               2,834,069    2,475,126    2,227,290
                                            -----------  -----------  -----------
   Benefits paid (other than dividends)       2,020,615    1,671,483    1,231,936
   Insurance expenses and taxes paid
     (other than federal income and
     capital gains taxes)                       203,650      172,015      150,463
   Net cash transferred to Separate
     Accounts                                   785,708      755,605      568,188
   Dividends paid to policyholders               28,316       22,689       17,722
   Federal income tax (recoveries)
     payments (excluding tax on capital
     gains)                                       1,397      (15,363)     (20,655)
   Other--net                                       699        2,205          739
                                            -----------  -----------  -----------
 Total payments                               3,040,385    2,608,634    1,948,393
                                            -----------  -----------  -----------
 Net cash from operations                      (206,316)    (133,508)     278,897
                                            -----------  -----------  -----------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $750,449, $1,554,873 and $8,610,951)     1,343,803    1,768,147    1,658,655
   Issuance of surplus notes                    250,000     (335,000)     315,000
   Other cash provided                          117,297      147,956      419,446
                                            -----------  -----------  -----------
 Total cash provided                          1,711,100    1,581,103    2,393,101
                                            -----------  -----------  -----------
 Cash Applied
   Cost of long-term investments acquired       773,721    1,318,880    1,749,714
   Other cash applied                           334,704      177,982      796,207
                                            -----------  -----------  -----------
 Total cash applied                           1,108,425    1,496,862    2,545,921
                                            -----------  -----------  -----------
 Net change in cash and short-term
   investments                                  396,359      (49,267)     126,077
 Cash and short term investments
 Beginning of year                              148,059      197,326       71,249
                                            -----------  -----------  -----------
 End of year                                $   544,418  $   148,059  $   197,326
                                            -----------  -----------  -----------
                                            -----------  -----------  -----------

                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the "Company") is incorporated as a life insurance company and is engaged in the sale of individual variable life insurance, individual fixed and variable annuities, group fixed and variable annuities and group pension contracts. The Company also underwrites a block of individual life insurance business through a reinsurance contract with the Company's ultimate parent, Sun Life Assurance Company of Canada ("SLOC"). SLOC is a mutual life insurance company.

Effective May 1, 1997, the Company became a wholly-owned subsidiary of the newly established Sun Life of Canada (U.S.) Holdings, Inc. ("Life Holdco"). On December 18, 1997, Life Holdco became a wholly-owned subsidiary of the Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. ("US Holdco"). US Holdco is a wholly-owned subsidiary of SLOC. Prior to December 18, 1997 Life Holdco was a direct wholly-owned subsidiary of SLOC.

The Company, which is domiciled in the State of Delaware, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of Delaware Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles for mutual life insurance companies and stock life insurance companies wholly-owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation"), that became effective in 1996, which changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly-owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with generally accepted accounting principles ("GAAP"). Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with generally accepted accounting principles. (See Note 19 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.

INVESTED ASSETS AND RELATED RESERVES

Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Investments in non-insurance subsidiaries are carried on the equity basis. Investments in insurance subsidiaries are carried at their statutory surplus values. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans are carried at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost adjusted for accumulated depreciation or appraised value, less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally 40 to 50 years.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts, developed by accepted actuarial methods, have been established and maintained on the basis of published mortality tables using assumed interest rates and valuation methods that will provide reserves at least as great as those required by law and contract provisions.

INCOME AND EXPENSES

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized separate accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.

Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value.

The Company has also established a non-unitized separate account for amounts allocated to the fixed portion of certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.

Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, are transferred to (from) the general account. Accumulated gains (losses) that have not been transferred are recorded as a payable (receivable) to (from) the general account. Amounts payable to the general account of the Company were $284,078,000 in 1997 and $232,743,000 in 1996.

CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING

Prior to 1996, dividends paid to the Company by its subsidiaries and the undistributed gains (losses) of those subsidiaries were included in net income of the Company. For Annual Statement reporting, dividends were (and continue to be) reported in net income while undistributed gains (losses) are reported directly to surplus (as a separate component of unassigned surplus). As a result, net income as reported in these financial statements is $2.5 million less than net income reported in the Annual Statement in 1995. Effective for 1996, the Company changed its method of accounting for investments in subsidiaries to conform with a preferable prescribed statutory accounting practices used in the preparation of its Annual Statement. As a result of the change, $5.7 million in undistributed losses of subsidiaries are reported directly as a separate component of unassigned surplus rather than being included in net income for the year ended December 31, 1996. The amounts as reported in prior years have not been restated.

As described more fully in Note 10, during 1997 the Company changed certain assumptions used in determining actuarial reserves.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES (CONTINUED):
OTHER

Preparation of the financial statements requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

2.  INVESTMENTS IN SUBSIDIARIES:
The Company owns all of the outstanding shares of Sun Life Insurance and Annuity Company of New York ("Sun Life (N.Y.)"), Massachusetts Casualty Insurance Company ("MCIC"), Sun Life of Canada (U.S.) Distributors, Inc. (formerly Sun Investment Services Company) ("Sundisco"), New London Trust, F.S.B. ("NLT"), Sun Life Financial Services Limited, ("SLFSL"), Sun Benefit Services Company, Inc. ("Sunbesco"), Sun Capital Advisers, Inc. ("Sun Capital"), and Sun Life Finance Corporation ("Sunfinco").

On October 30, 1997, the Company established a wholly-owned special purpose corporation, Sun Life of Canada (U.S.) SPE 97-1, Inc. (SPE 97-1). SPE 97-1 was organized for the purpose of engaging in activities incidental to securitizing mortgage loans.

Prior to December 24, 1997, the Company owned 93.6% of the outstanding shares of Massachusetts Financial Services Company ("MFS"). On December 24, 1997, the Company transferred all of its shares of MFS to Life Holdco in the form of a dividend valued at $159,722,000. As a result of this transaction the Company realized a gain of $21,195,000 of undistributed earnings.

MFS, a registered investment adviser, serves as investment adviser to the mutual funds in the MFS family of funds as well as certain mutual funds and separate accounts established by the Company. The MFS Asset Management Group provides investment advice to substantial private clients.

On December 31, 1997, the Company purchased all of the outstanding shares of Clarendon Insurance Agency, Inc. ("Clarendon") from MFS.

Sun Life (N.Y.) is engaged in the sale of individual fixed and variable annuity contracts and group life and disability insurance contracts in the State of New York. MCIC issues only individual disability income policies. Sundisco is a registered investment adviser and broker-dealer. NLT is a federally chartered savings bank. SLFSL serves as the marketing administrator for the distribution of the offshore products of SLOC, an affiliate. Sun Capital is a registered investment adviser. Sunfinco and Sunbesco are currently inactive. Clarendon is a registered broker-dealer that acts as the general distributor of certain annuity and life insurance contracts issued by the Company and its affiliates.

On December 23, 1997, the Company issued a $110,000,000 note to US Holdco at an interest rate of 5.80%, which is scheduled for repayment on March 1, 1998, and is included in borrowed money. A $110,000,000 note was also issued by MFS on December 23, 1997 to the Company at an interest rate of 5.85% due on March 1, 1998 and is included in cash and short-term investments.

On December 31, 1996, the Company issued a $58,000,000 note to SLOC which was repaid on February 10, 1997 at an interest rate of 5.70%. Also on December 31, 1996, the Company was issued a $58,000,000 note by MFS at an interest rate of 5.76%. This note was repaid to the Company on February 10, 1997. On December 31, 1997 and 1996 the Company had an additional $20,000,000 in notes issued by MFS, scheduled to mature in 2000.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

2.  INVESTMENTS IN SUBSIDIARIES (CONTINUED):
During 1997, 1996, and 1995, the Company contributed capital in the following amounts to its subsidiaries:

                                                                          1997            1996           1995
                                                                     --------------  --------------  ------------
MCIC                                                                 $    2,000,000  $   10,000,000  $  6,000,000
SLFSL                                                                     1,000,000       1,500,000            --
SPE 97-1                                                                 20,377,000              --            --

Summarized combined financial information of the Company's subsidiaries as of December 31, 1997, 1996 and 1995 and for the years then ended, follows:

                                                                                    DECEMBER 31,
                                                                     -------------------------------------------
                                                                         1997           1996           1995
                                                                     -------------  -------------  -------------
                                                                                     (IN 000'S)
Intangible assets                                                    $           0  $       9,646  $      12,174
Other assets                                                             1,190,951      1,376,014      1,233,372
Liabilities                                                             (1,073,966)    (1,241,617)    (1,107,264)
                                                                     -------------  -------------  -------------
Total net assets                                                     $     116,985  $     144,043  $     138,282
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------
Total revenues                                                       $     750,364  $     717,280  $     570,794
Operating expenses                                                        (646,896)      (624,199)      (504,070)
Income tax expense                                                         (43,987)       (42,820)       (31,193)
                                                                     -------------  -------------  -------------
Net income                                                           $      59,481  $      50,261  $      35,531
                                                                     -------------  -------------  -------------
                                                                     -------------  -------------  -------------

3.  BONDS:
Investments in debt securities are as follows:

                                                                             DECEMBER 31, 1997
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------

                                                                                 (IN 000'S)
Long-term bonds:
    United States government and government agencies and
     authorities                                            $    126,923   $   5,529    $      --   $    132,452
    States, provinces and political subdivisions                  22,361       2,095           --         24,456
    Public utilities                                             398,939      35,338          (91)       434,186
    Transportation                                               214,130      22,000         (390)       235,740
    Finance                                                      157,891       5,885         (120)       163,656
    All other corporate bonds                                    990,455      52,678       (5,456)     1,037,677
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  1,910,699     123,525       (6,057)     2,028,167
                                                            ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                            431,032          --           --        431,032
    Affiliates                                                   110,000          --           --        110,000
                                                            ------------  -----------  -----------  ------------
        Total short-term bonds                                   541,032          --           --        541,032
Total bonds                                                 $  2,451,731   $ 123,525    $  (6,057)  $  2,569,199
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

3.  BONDS (CONTINUED):

                                                                             DECEMBER 31, 1996
                                                            ----------------------------------------------------
                                                                             GROSS        GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED   UNREALIZED       FAIR
                                                                COST         GAINS      (LOSSES)       VALUE
                                                            ------------  -----------  -----------  ------------

                                                                                 (IN 000'S)
Long-term bonds:
    United States government and government agencies and
     authorities                                            $    267,756   $  12,272    $  (8,927)  $    271,101
    States, provinces and political subdivisions                   2,253          20           --          2,273
    Foreign governments                                           18,812       1,351           --         20,163
    Public utilities                                             415,641      24,728       (1,223)       439,146
    Transportation                                               167,937      14,107       (2,243)       179,801
    Finance                                                      290,024       7,914         (472)       297,466
    All other corporate bonds                                  1,007,680      42,338      (14,496)     1,035,522
                                                            ------------  -----------  -----------  ------------
        Total long-term bonds                                  2,170,103     102,730      (27,361)     2,245,472
                                                            ------------  -----------  -----------  ------------
Short-term bonds:
    U.S. Treasury Bills, bankers acceptances and
     commercial paper                                             88,754          --           --         88,754
    Affiliates                                                    58,000          --           --         58,000
                                                            ------------  -----------  -----------  ------------
        Total short-term bonds                                   146,754          --           --        146,754
                                                            ------------  -----------  -----------  ------------
Total bonds                                                 $  2,316,857   $ 102,730    $ (27,361)  $  2,392,226
                                                            ------------  -----------  -----------  ------------
                                                            ------------  -----------  -----------  ------------

The amortized cost and estimated fair value of bonds at December 31, 1997 are shown below by contractual maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.

                                                                                           DECEMBER 31, 1997
                                                                                       --------------------------
                                                                                        AMORTIZED     ESTIMATED
                                                                                           COST       FAIR VALUE
                                                                                       ------------  ------------
                                                                                               (IN 000'S)
Maturities:
    Due in one year or less                                                            $    699,548  $    700,280
    Due after one year through five years                                                   533,901       541,382
    Due after five years through ten years                                                  270,607       286,651
    Due after ten years                                                                     735,624       821,002
                                                                                       ------------  ------------
                                                                                          2,239,680     2,349,315
    Mortgage-backed securities                                                              212,051       219,884
                                                                                       ------------  ------------
Total bonds                                                                            $  2,451,731  $  2,569,199
                                                                                       ------------  ------------
                                                                                       ------------  ------------

Proceeds from sales and maturities of investments in debt securities during 1997, 1996, and 1995 were $980,264,000, $1,554,016,000, and $1,510,553,000, gross gains were $10,732,000, $16,975,000, and $24,757,000 and gross losses were $2,446,000, $10,885,000, and $5,742,000, respectively.

Bonds included above with an amortized cost of approximately $2,578,000 and $2,060,000 at December 31, 1997 and 1996, respectively, were on deposit with governmental authorities as required by law.

4.  SECURITIES LENDING:
The Company has a securities lending program operated on its behalf by the Company's primary custodian, Chase Manhattan of New York. The custodian has indemnified the Company against losses arising from this

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

4.  SECURITIES LENDING (CONTINUED):
program. The total par value of securities out on loan was $0 and $51,537,000 at December 31, 1997 and 1996 respectively. Income resulting from this program was $200,000, $137,000 and $2,000 for the years ended December 31, 1997, 1996 and
1995, respectively.

5.  MORTGAGE LOANS:
The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.

The following table shows the geographical distribution of the mortgage loan portfolio.

                                                                                                DECEMBER 31,
                                                                                           ----------------------
                                                                                              1997        1996
                                                                                           ----------  ----------
                                                                                                 (IN 000'S)
California                                                                                 $  119,122  $  154,272
Massachusetts                                                                                  58,981      79,929
Michigan                                                                                       42,912      57,119
New York                                                                                       45,696      67,742
Ohio                                                                                           51,862      75,405
Pennsylvania                                                                                   97,949     115,584
Washington                                                                                     54,948      75,819
All other                                                                                     212,565     313,062
                                                                                           ----------  ----------
                                                                                           $  684,035  $  938,932
                                                                                           ----------  ----------
                                                                                           ----------  ----------

The Company has restructured mortgage loans totaling $26,284,000 and $29,261,000 at December 31, 1997 and 1996, respectively, against which there are allowances for losses of $3,026,000 and $5,893,000, respectively.

Mortgage loans from Sun Life (U.S.)'s portfolio with an approximate book value of $53,188,000 were included in a transaction also involving loans from the portfolios of other SLOC entities with an aggregate book value of $256 million, whereby such loans were securitized for sale to the public markets.

The Company has made commitments of mortgage loans on real estate into the future. The outstanding commitments for these mortgages amount to $12,300,000 and $9,800,000 at December 31, 1997 and 1996, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

6.  INVESTMENT GAINS AND LOSSES:

                                                                                      YEARS ENDED DECEMBER 31,
                                                                                   -------------------------------
                                                                                     1997       1996       1995
                                                                                   ---------  ---------  ---------
                                                                                             (IN 000'S)
Net realized gains (losses)
Bonds                                                                              $   2,882  $   5,631  $   3,935
Common stock of affiliates                                                            21,195         --         --
Mortgage loans                                                                         3,837        763        292
Real estate                                                                            2,912        599        391
Other invested assets                                                                   (717)       567     (2,549)
                                                                                   ---------  ---------  ---------
                                                                                   $  30,109  $   7,560  $   2,069
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------
Changes in unrealized gains (losses):
Common stock of affiliates                                                         $  (2,894) $  (5,739) $      --
Mortgage loans                                                                         1,524       (600)    (1,574)
Real estate                                                                            3,377      4,624      3,583
Other invested assets                                                                   (854)        --         --
                                                                                   ---------  ---------  ---------
                                                                                   $   1,153  $  (1,715) $   2,009
                                                                                   ---------  ---------  ---------
                                                                                   ---------  ---------  ---------

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains credited to the interest maintenance reserve were $6,321,000 in 1997, $7,710,000 in 1996, and $12,714,000 in 1995. All gains and losses are transferred net of applicable income taxes.

7.  NET INVESTMENT INCOME:
Net investment income consisted of:

                                                                                   YEARS ENDED DECEMBER 31,
                                                                              ----------------------------------
                                                                                 1997        1996        1995
                                                                              ----------  ----------  ----------
                                                                                          (IN 000'S)
Interest income from bonds                                                    $  188,924  $  178,695  $  205,445
Income from investment in common stock of affiliates                              41,181      50,408      35,403
Interest income from mortgage loans                                               76,073      92,591      99,766
Real estate investment income                                                     17,161      16,249      14,979
Interest income from policy loans                                                  3,582       2,790       2,777
Other                                                                               (193)      1,710       2,672
                                                                              ----------  ----------  ----------
    Gross investment income                                                      326,728     342,443     361,042
                                                                              ----------  ----------  ----------
Interest on surplus notes and notes payable                                      (42,481)    (23,061)    (31,813)
Investment expenses                                                              (13,998)    (15,629)    (16,357)
                                                                              ----------  ----------  ----------
Net investment income                                                         $  270,249  $  303,753  $  312,872
                                                                              ----------  ----------  ----------
                                                                              ----------  ----------  ----------

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

8.  DERIVATIVES:
The Company uses derivative instruments for interest risk management purposes, including hedges against specific interest rate risk and to minimize the Company's exposure to fluctuations in interest rates. The Company's use of derivatives has included U.S. Treasury futures, conventional interest rate swaps, and forward spread lock interest rate swaps.

In the case of interest rate futures, gains or losses on contracts that qualify as hedges are deferred until the earliest of the completion of the hedging transaction, determination that the transaction will no longer take place, or determination that the hedge is no longer effective. Upon completion of the hedge, where it is impractical to allocate gains (losses) to specific hedged assets or liabilities, gains (losses) are deferred in IMR and amortized over the remaining life of the hedged assets. At December 31, 1997 and 1996 there were no futures contracts outstanding.

In the case of interest rate and foreign currency swap agreements and forward spread lock interest rate swap agreements, gains or losses on terminated swaps are deferred in IMR and amortized over the shorter of the remaining life of the hedged asset or the remaining term of the swap contract. The net differential to be paid or received on interest rate swaps is recorded monthly as interest rates change.

Options are used to hedge the stock market interest exposure in the mortality and expense risk charges and guaranteed minimum death benefit features of the Company's variable annuities. The Company's open positions are as follows:

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1997
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $     80,000       $  (2,891)
Foreign currency swap                                                                      1,700             208
Forward spread lock swaps                                                                 50,000             274
Asian Put Option S & P 500                                                                70,000             693

                                                                                         SWAPS OUTSTANDING
                                                                                       AT DECEMBER 31, 1996
                                                                                 ---------------------------------
                                                                                      NOTIONAL       MARKET VALUE
                                                                                 PRINCIPAL AMOUNTS   OF POSITIONS
                                                                                 ------------------  -------------
                                                                                            (IN 000'S)
Conventional interest rate swaps                                                    $    429,000       $  (2,443)
Foreign currency swap                                                                      2,100              70
Forward spread lock swaps                                                                 50,000             (50)

The market value of swaps is the estimated amount that the Company would receive or pay on termination or sale, taking into account current interest rates and the current credit worthiness of the counterparties. The Company is exposed to potential credit loss in the event of non-performance by counterparties. The counterparties are major financial institutions and management believes that the risk of incurring losses related to credit risk is remote.

9.  LEVERAGED LEASES:
The Company is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was leased for a term of 9.75 years. The Company's equity investment represented 22.9% of the purchase price of the equipment. The balance of

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

9.  LEVERAGED LEASES (CONTINUED):
the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment and non-recourse to the Company. At the end of the lease term, the Master Lessee may exercise a fixed price purchase option to purchase the equipment.

The Company's net investment in leveraged leases is composed of the following elements:

                                                                                         YEARS ENDED DECEMBER
                                                                                                 31,
                                                                                        ----------------------
                                                                                           1997        1996
                                                                                        ----------  ----------
                                                                                              (IN 000'S)
Lease contracts receivable                                                              $   92,605  $  101,244
Less non-recourse debt                                                                     (92,589)   (101,227)
                                                                                        ----------  ----------
                                                                                                16          17
Estimated residual value of leased assets                                                   41,150      41,150
Less unearned and deferred income                                                          (10,324)    (11,501)
                                                                                        ----------  ----------
Investment in leveraged leases                                                              30,842      29,666
Less fees                                                                                     (163)       (188)
                                                                                        ----------  ----------
Net investment in leveraged leases                                                      $   30,679  $   29,478
                                                                                        ----------  ----------
                                                                                        ----------  ----------

The net investment is included as an other invested asset.

10. REINSURANCE:
The Company has agreements with SLOC which provide that SLOC will reinsure the mortality risks of the individual life insurance contracts sold by the Company. Under these agreements basic death benefits and supplementary benefits are reinsured on a yearly renewable term basis and coinsurance basis, respectively. Reinsurance transactions under these agreements had the effect of decreasing income from operations by approximately $1,381,000, $1,603,000 and $2,184,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Effective January 1, 1991, the Company entered into an agreement with SLOC under which certain individual life insurance contracts issued by SLOC were reinsured by the Company on a 90% coinsurance basis. During 1997 SLOC changed certain assumptions used in determining the gross and the ceded reserve balance. The Company reflected the effect of the changes in assumptions to its assumed reserves as a direct credit to surplus. The effect of the change was a $39,016,000 decrease in reserves. Also, effective January 1, 1991, the Company entered into an agreement with SLOC which provides that SLOC will reinsure the mortality risks in excess of $500,000 per policy for the individual life insurance contracts assumed by the Company in the reinsurance agreement described above. Such death benefits are reinsured on a yearly renewable term basis. These agreements had the effect of increasing income from operations by approximately $37,050,000, $35,161,000 and $11,821,000 for the years ended
December 31, 1997,1996 and 1995, respectively. The life reinsurance assumed agreement requires the reinsurer to withhold funds in amounts equal to the reserves assumed.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

10. REINSURANCE (CONTINUED):
The following are summarized pro-forma results of operations of the Company for the years ended December 31, 1997, 1996 and 1995 before the effect of reinsurance transactions with SLOC.

                                                                                YEARS ENDED DECEMBER 31,
                                                                        ----------------------------------------
                                                                            1997          1996          1995
                                                                        ------------  ------------  ------------
                                                                                       (IN 000'S)
Income:
    Premiums, annuity deposits and other revenues                       $  2,230,980  $  1,858,145  $  1,619,337
    Net investment income and realized gains                                 300,669       312,870       315,967
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,531,649     2,171,015     1,935,304
                                                                        ------------  ------------  ------------
Benefits and Expenses:
    Policyholder benefits                                                  2,240,597     1,928,720     1,760,917
    Other expenses                                                           187,591       155,531       130,302
                                                                        ------------  ------------  ------------
    Subtotal                                                               2,428,188     2,084,251     1,891,219
                                                                        ------------  ------------  ------------
Income from operations                                                  $    103,461  $     86,764  $     44,085
                                                                        ------------  ------------  ------------
                                                                        ------------  ------------  ------------

The Company has an agreement with an unrelated company which provides reinsurance of certain individual life insurance contracts on a modified coinsurance basis and under which all deficiency reserves related to these contracts are reinsured. Reinsurance transactions under this agreement had the effect of decreasing income from operations by $2,658,000 in 1997, $46,000 in 1996, and by $1,599,000 in 1995.

11. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT
LIABILITIES:
The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

                                                                                              DECEMBER 31, 1997
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,415,394          25%
    At book value less surrender charges (surrender charge >5%)                              7,672,211          57
    At book value (minimal or no charge or adjustment)                                       1,259,698           9
Not subject to discretionary withdrawal provision                                            1,164,651           9
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   13,511,954         100%
                                                                                        --------------         ---
                                                                                        --------------         ---

                                                                                              DECEMBER 31, 1996
                                                                                        -----------------------------
                                                                                            AMOUNT       % OF TOTAL
                                                                                        --------------  -------------
                                                                                                 (IN 000'S)
Subject to discretionary withdrawal-with adjustment:
    With market value adjustment                                                        $    3,547,683          31%
    At book value less surrender charges (surrender charge >5%)                              5,626,117          48
    At book value (minimal or no charge or adjustment)                                       1,264,586          11
Not subject to discretionary withdrawal provision                                            1,218,157          10
                                                                                        --------------         ---
Total annuity actuarial reserves and deposit liabilities                                $   11,656,543         100%
                                                                                        --------------         ---
                                                                                        --------------         ---

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

12. RETIREMENT PLANS:
The Company participates with SLOC in a non-contributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.

The funding policy for the pension plan is to contribute an amount which at least satisfies the minimum amount required by ERISA; currently the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.

The Company's share of the group's accrued pension cost at December 31, 1997, 1996 and 1995 was $593,000, $446,000 and $420,000, respectively. The Company's share of net periodic pension cost was $146,000, $27,000 and $3,000, for 1997, 1996 and 1995, respectively.

The Company also participates with SLOC and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $259,000, $233,000 and $185,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

OTHER POST-RETIREMENT BENEFIT PLANS

In addition to pension benefits, the Company provides certain health, dental, and life insurance benefits ("post-retirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

13. FAIR VALUE OF FINANCIAL INSTRUMENTS:
The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996:

                                                                  DECEMBER 31, 1997
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS:
Bonds                                                    $   2,451,731       $    2,569,199
Mortgages                                                      684,035              706,975
LIABILITIES:
Insurance reserves                                       $     123,128       $      123,128
Individual annuities                                           307,668              302,165
Pension products                                             1,527,433            1,561,108
Derivatives                                                         --               (1,716)

                                                                  DECEMBER 31, 1996
                                                       ---------------------------------------
                                                        CARRYING AMOUNT   ESTIMATED FAIR VALUE
                                                       -----------------  --------------------
                                                                     (IN 000'S)
ASSETS:
Bonds                                                    $   2,316,857       $    2,392,226
Mortgages                                                      938,932              958,909
LIABILITIES:
Insurance reserves                                       $     122,606       $      122,606
Individual annuities                                           373,488              367,878
Pension products                                             1,911,284            1,922,602
Derivatives                                                         --               (2,423)

The major methods and assumptions used in estimating the fair values of financial instruments are as follows:

The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk and maturity and repayment and liquidity characteristics.

The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.

The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The fair values of derivative financial instruments are estimated using the process described in Note 8.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

14. STATUTORY INVESTMENT VALUATION RESERVES:
The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, stocks, mortgage loans, real estate and other invested assets with related increases or decreases being recorded directly to surplus.

Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rates are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold.

The tables shown below present changes in the major elements of the AVR and IMR.

                                                                                                    1996
                                                                              1997          --------------------
                                                                      --------------------                IMR
                                                                         AVR        IMR        AVR         -
                                                                      ---------  ---------  ---------
                                                                           (IN 000'S)            (IN 000'S)
Balance, beginning of year                                            $  53,911  $  28,675  $  42,099  $  25,218
Net realized investment gains, net of tax                                17,400      6,321      3,160      5,011
Amortization of net investment gains                                         --     (1,166)        --     (1,557)
Unrealized investment gains (losses)                                     (2,340)        --      1,502         --
Required by formula                                                     (21,366)        --      7,150          3
                                                                      ---------  ---------  ---------  ---------
Balance, end of year                                                  $  47,605  $  33,830  $  53,911  $  28,675
                                                                      ---------  ---------  ---------  ---------
                                                                      ---------  ---------  ---------  ---------

15. FEDERAL INCOME TAXES:
The Company and its subsidiaries file a consolidated federal income tax return. Federal income taxes are calculated for the consolidated group based upon amounts determined to be payable as a result of operations within the current year. No provision is recognized for timing differences which may exist between financial statement and taxable income. Such timing differences include reserves, depreciation and accrual of market discount on bonds. Cash payments for federal income taxes were approximately $31,000,000, $19,264,000 and $12,429,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

16. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE):
On December 22, 1997, the Company issued a $250,000,000 surplus note to Life Holdco. This note has an interest rate of 8.625% and is due on or after November 6, 2027.

On May 9, 1997, the Company issued a short-term note of $600,000,000 to Life Holdco at an interest rate of 5.10%, which was extended at various interest rates. This note was repaid on December 22, 1997.

The Company had issued and outstanding surplus notes to SLOC with an aggregate carrying value of $335,000,000, during the period 1982 through January 16, 1996 at interest rates between 7.25% and 10%. The Company repaid all principal and interest associated with these surplus notes on January 16, 1996.

On December 19, 1995 the Company issued surplus notes totaling $315,000,000 to an affiliate, Sun Canada Financial Co., at interest rates between 5.75% and 7.25%. Of these notes, $157,500,000 will mature in the year 2007 and $157,500,000 will mature in the year 2015. Interest on these notes is payable semi-annually.

Principal and interest on surplus notes are payable only to the extent that the Company meets specified requirements regarding free surplus exclusive of the principal amount and accrued interest, if any, on these notes and with the consent of the Delaware Insurance Commissioner. In addition, with regard to surplus notes outstanding through January 16, 1996, subsequent to December 31, 1994 interest payments required

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

16. SURPLUS NOTES AND NOTES RECEIVABLE (PAYABLE) (CONTINUED):
the consent of the Delaware Insurance Commissioner. Payment of principal and interest on the notes issued in 1995 and in 1997 also requires the consents of the Delaware Insurance Commissioner and Canadian Office of the Superintendent of Financial Institutions.

The Company obtained the required consents and expensed $42,481,000, $23,061,000 and $31,813,000 for interest on surplus notes and notes payable for the years ended December 31, 1997, 1996 and 1995, respectively.

17. MANAGEMENT AND SERVICE CONTRACTS:
The Company has an agreement with SLOC which provides that SLOC will furnish, as requested, personnel as well as certain services and facilities on a cost-reimbursement basis. Expenses under this agreement amounted to approximately $15,997,000 in 1997, $20,192,000 in 1996, and $20,293,000 in 1995.

18. RISK-BASED CAPITAL:
Effective December 31, 1993 the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1997 and 1996.

19. ACCOUNTING POLICIES AND PRINCIPLES:
The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting practices and GAAP are described as follows. Under statutory accounting practices, financial statements are not consolidated and investments in subsidiaries are shown at net equity value. Accordingly, the assets, liabilities and results of operations of the Company's subsidiaries are not consolidated with the assets, liabilities and results of operations, respectively, of the Company. Changes in net equity value of the common stock of the Company's United States life insurance subsidiaries are directly reflected in the Company's surplus. Changes in the net equity value of the common stock of all other subsidiaries are directly reflected in the Company's Asset Valuation Reserve. Dividends paid by subsidiaries to the Company are included in the Company's net investment income.

Other differences between statutory accounting practices and GAAP include the following: statutory accounting practices do not recognize the following assets or liabilities which are reflected under GAAP - deferred policy acquisition costs, deferred federal income taxes and statutory non-admitted assets. Asset Valuation Reserves and Interest Maintenance Reserves are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting practices and GAAP. Premiums for universal life and investment type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP.

Because the Company's management uses financial information prepared in conformity with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)

NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

19. ACCOUNTING POLICIES AND PRINCIPLES (CONTINUED):
Duration Participating Contracts" exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 19 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1997 on the basis of accounting described in Notes 1 and 19.

However, because of the effects of the matter discussed in the second preceding paragraph, in our opinion, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Assurance Company of Canada (U.S.) as of December 31, 1997 and 1996 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1997.

As management has stated in Note 19, because the Company's management uses financial information prepared in accordance with accounting principles generally accepted in Canada in the normal course of business, the management of Sun Life Assurance Company of Canada (U.S.) has determined that the cost of complying with Statement No. 120 would exceed the benefits that the Company, or the users of its financial statements, would experience. Consequently, the Company has elected not to apply such standards in the preparation of these financial statements.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 5, 1998

                                   APPENDIX A
                               THE FIXED ACCOUNT

    THAT PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE IN THIS APPENDIX A HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. HOWEVER, THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.

A WORD ABOUT THE FIXED ACCOUNT

    The Fixed Account is made up of all of the general assets of the Company other than those allocated to any separate account. Purchase Payments will be allocated to the Fixed Account as elected by the Owner at the time of purchase or as subsequently changed. The Company will invest the assets of the Fixed Account in those assets chosen by the Company and allowed by applicable state law regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. Investment income from such Fixed Account assets will be allocated between the Company and the contracts participating in the Fixed Account, in accordance with the terms of such contracts.

    Fixed annuity payments made to Annuitants under the Contracts will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed. In addition, the Company guarantees that it will not increase charges for maintenance of the Contracts regardless of its actual expenses.

    Investment income from the Fixed Account allocated to the Company includes compensation for mortality and expense risks, distribution expenses and administrative expenses borne by the Company in connection with Fixed Account Contracts. The Company expects to derive a profit from this compensation. The amount of investment income allocated to the Contracts will vary from year to year in the sole discretion of the Company. However, the Company guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the Fixed Account under the Contracts. The Company may credit interest at a rate in excess of 4% per year; however, the Company is not obligated to credit any interest in excess of 4% per year. There is no specific formula for the determination of excess interest credits. Such credits, if any, will be determined by the Company based on information as to expected investment yields. Some of the factors that the Company may consider in determining whether to credit interest to amounts allocated to the Fixed Account and the amount thereof are: general economic trends; rates of return currently available and anticipated on the Company's investments; regulatory and tax requirements; and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE FIXED ACCOUNT IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO FIXED ACCOUNT ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    The Company is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in the Company's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various policyholders and contract owners and to its sole stockholder.

    Excess interest, if any, will be credited on the fixed accumulation value. The Company guarantees that, at any time, the fixed accumulation value will not be less than the amount of Purchase Payments allocated to the Fixed Account, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which the Company may, in its discretion, credit to the Fixed Account, less the sum of all administrative or withdrawal charges, any applicable premium taxes, and less any amounts surrendered. If the Owner surrenders the Contract, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge (See "Withdrawal Charges" in the Prospectus).

    If on any Contract Anniversary the rate at which the Company credits interest to amounts allocated to the Fixed Account under the Contract is less than 80% of the average discount rate on 52-week United States Treasury Bills for the most recent auction prior to the Contract Anniversary on which the declared interest rate becomes applicable, then during the 45-day period after the Contract Anniversary the Owner may elect to receive the value of the Contract's Accumulation Account without assessment of a withdrawal charge. Such withdrawal may, however, result in adverse tax consequences. (See "Federal Tax Status").

    The Company reserves the right to defer the payment of amounts withdrawn from the Fixed Account for a period not to exceed six months from the date written request for such withdrawal is received by the Company.

FIXED ACCUMULATION VALUE
(1) CREDITING FIXED ACCUMULATION UNITS

    Upon receipt of a Purchase Payment by the Company, all or that portion, if any, of the net Purchase Payment to be allocated to the Fixed Account in accordance with the allocation factor will be credited to the Accumulation Account in the form of Fixed Accumulation Units. The number of Fixed Accumulation Units to be credited is determined by dividing the dollar amount allocated to the Fixed Account by the Fixed Accumulation Unit value for the Contract for the Valuation Period during which the Purchase Payment is received by the Company.

(2) FIXED ACCUMULATION UNIT VALUE

    A Fixed Accumulation Unit value is established at $10.00 for the first Valuation Period of the calendar month in which the Contract is issued and will increase for each successive Valuation Period as interest is accrued. All Contracts issued in a particular calendar month and at a particular rate of interest, as specified in advance by the Company from time to time, will use the same series of Fixed Accumulation Unit values throughout the first Contract Year.

    At the first Contract Anniversary the Fixed Accumulation Units credited to a Contract's Accumulation Account will be exchanged for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Contract Year as interest is accrued at a rate which shall have been determined by the Company prior to the first day of each Contract Year.

    The Company will credit interest to the Contract's Fixed Accumulation Account at a rate of not less than 4% per year, compounded annually. Once the rate applicable to a specific Contract is established by the Company, it may not be changed for the balance of the Contract Year. Additional Payments made during the Contract Year will be credited with interest for the balance of the Contract Year at the rate applicable at the beginning of that Contract Year. The Fixed Accumulation Unit value for the Contract for any Valuation Period is the value determined as of the end of such Valuation Period.

(3) FIXED ACCUMULATION VALUE

    The fixed accumulation value of a Contract, if any, for any Valuation Period is equal to the value of the Fixed Accumulation Units credited to the Accumulation Account for such Valuation Period.

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LOANS FROM THE FIXED ACCOUNT

    Loans will be permitted from the Contract's Fixed Accumulation Account (to the extent permitted by the retirement plan for which the Contract is purchased). The maximum loan amount is the amount determined under the Company's maximum loan formula for qualified plans. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract. Loans are subject to applicable retirement program legislation and their taxation is determined under the federal income tax laws. The amount borrowed will be transferred to a fixed minimum guarantee accumulation account in the Company's general account where it will accrue interest at a specified rate below the then current loan interest rate. Generally, loans must be repaid within five years.

    The amount of the death benefit, the amount payable on a full surrender and the amount applied to provide an annuity on the Annuity Commencement Date will be reduced to reflect any outstanding loan balance (plus accrued interest thereon). Partial withdrawals may be restricted by the maximum loan limitation.

FIXED ANNUITY PAYMENTS

    The dollar amount of each fixed annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on a minimum guaranteed interest rate of 4% per year, or, if more favorable to the Payee(s), in accordance with the Single Premium Immediate Settlement Rates published by the Company and in use on the Annuity Commencement Date.

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                                   APPENDIX B

ILLUSTRATIVE EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATIONS

    Suppose the net asset value of a Fund share at the end of the current Valuation Period is $18.38; at the end of the immediately preceding Valuation Period is $18.32; the Valuation Period is one day; no dividends or distributions caused Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks of .00003539 (the daily equivalent of the current charge of 1.3% on an annual basis) gives a net investment factor of 1.00323972. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had been 14.5645672, the value for the current Valuation Period would be 14.6117523 (14.5645672 x 1.00323972).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY UNIT VALUE CALCULATIONS

    Suppose the circumstances of the first example exist, and the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Annuity Unit for the current Valuation Period would be 12.3843446 (12.3456789 x 1.00323972 x 0.99989255).

ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATIONS

    Suppose that the Accumulation Account of a deferred Contract is credited with 8,765.4321 Variable Accumulation Units of a particular Sub-Account but is not credited with any Fixed Accumulation Units; that the Variable Accumulation Unit value and the Annuity Unit value for the particular Sub-Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date are 14.5645672 and 12.3456789, respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the Annuity Unit value on the day prior to the second variable annuity payment date is 12.3843446. The first variable annuity payment would be $865.57 (8,765.4321 x 14.5645672 x 6.78 divided by 1,000). The number of Annuity Units credited would be 70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 x 12.3843446).

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                                   APPENDIX C
                       WITHDRAWALS AND WITHDRAWAL CHARGES

    Suppose, for example, that the initial Purchase Payment under a Contract was $2,000, and that $2,000 Purchase Payments were made on each Contract Anniversary thereafter. The maximum free withdrawal amount would be $200, $400, $600, $800, and $1,000 in Contract Years 1, 2, 3, 4, and 5, respectively; these amounts are determined as 10% of the new Payments (as new Payments are defined in each Contract Year).

    In years after the 5th, the maximum free withdrawal amount will be increased by any old Payments which have not already been liquidated. Continuing the example, consider a partial withdrawal of $4,500 made during the 7th Contract Year. Let us consider this withdrawal under two sets of circumstances, first where there were no previous partial withdrawals, and second where there had been an $800 cash withdrawal payment made in the 5th Contract Year.

    1. In the first instance, there were no previous partial withdrawals. The maximum free withdrawal amount in the 7th Contract Year is then $5,000, which consists of $4,000 in old Payments ($2,000 from each of the first two Contract Years) and $1,000 as 10% of the new Payments in years 3-7. Because the $4,500 partial withdrawal is less than the maximum free withdrawal amount of $5,000, no withdrawal charge would be imposed.

       This withdrawal would liquidate the Purchase Payments which were made in Contract Years 1 and 2, and would liquidate $500 of the Purchase Payment which was made in Contract Year 3.

    2. In the second instance, an $800 cash withdrawal payment had been made in the 5th Contract Year. Because the cash withdrawal payment was less than the $1,000 maximum free withdrawal amount in the 5th Contract Year, no surrender charge would have been imposed. The $800 cash withdrawal payment would have liquidated $800 of the Purchase Payment in the 1st Contract Year.

       As a consequence, the maximum free withdrawal amount in the 7th Contract Year is only $4,200, consisting of $3,200 in old Payments ($1,200 remaining from year 1 and $2,000 from year 2) and $1,000 as 10% of new Payments. A $4,500 partial withdrawal exceeds the maximum free withdrawal amount by $300. Therefore the amount subject to the withdrawal charge is $300 and the withdrawal charge is $300 X 0.05, or $15. The amount of the cash withdrawal payment is the $4,500 partial withdrawal, minus the $15 withdrawal charge, or $4,485. The $4,500 partial withdrawal would be charged to the Contract's Accumulation Account in the form of canceled Accumulation Units.

       This withdrawal would liquidate the remaining $1,200 from the Purchase Payment in Contract Year 1, the full $2,000 Purchase Payment from Contract Year 2, and $1,300 of the Payment from Contract Year 3.

    Suppose that the Owner of the Contract wanted to make a full surrender of the Contract in year 7 instead of a $4,500 partial withdrawal. The consequences would be as follows:

    1. In the first instance, where there were no previous cash withdrawal payments, we know from above that the maximum free withdrawal amount in the 7th Contract year is $5,000. The sum of the old and new Payments not previously liquidated is $14,000 ($2,000 from each Contract Year). The amount subject to the withdrawal charge is thus $9,000. The withdrawal charge on full surrender would then be $9,000 X 0.05 or $450.

    2. In the second instance, where $800 had previously been withdrawn, we know from above that the maximum free withdrawal amount in the 7th Contract Year is $4,200. The sum of old and new Payments not previously liquidated is $14,000 less the $800 which was previously liquidated, or $13,200. The amount subject to the withdrawal charge is still $9,000 ($13,200 - $4,200). The withdrawal charge on full surrender would thus be the same as in the first example.

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